                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 9, 1999


                               ZEROS & ONES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



         33-26531LA                                           88-0241079
         ----------                                           ----------
  (Commission File Number)                                 (I.R.S. Employer
                                                          Identification No.)


39 EAST WALNUT STREET, PASADENA, CALIFORNIA                        91103
-------------------------------------------                        -----
(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code: (626) 584-4040


                        COMMERCIAL LABOR MANAGEMENT, INC.
                             137 N. LARCHMONT, #507
                          LOS ANGELES, CALIFORNIA 90004
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:     168
                                          --------

                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT...................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS...............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.........................................2

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT......................2

ITEM 5.   OTHER EVENTS ......................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS..................................................3

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS .................................4

SIGNATURES ..................................................................5

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 9, 1999, the Company completed the acquisition of 100% of the total issued and outstanding common and preferred stock of Pillar West Entertainment, Inc. The Company also entered into an Amendment to Plans of Reorganization and Exchange and Asset Purchase Agreements with Quantum Arts, Inc., Kidvision, Inc., Wood Ranch Technology, Group, Inc., Polygonal research Corporation, Zeros & Ones, Inc., (a Delaware corporation), and EKO Corporation (collectively, the "Subsidiaries"), and their shareholders, dated November 9, 1999 and effective as of July 1, 1999 (the "Amendment"), pursuant to which a number of amendments were made to the Plans of Reorganization and Exchange and Asset Purchase Agreements among the Company and its Subsidiaries and their shareholders (collectively, the "Original Agreements.") As a result of the Amendment, as of November 9, 1999, the Company has approximately 5,792,000 shares of its common stock issued and outstanding, rather than the 7,000,000 shares that were originally anticipated. A copy of the Amendment is attached to this Report in Item 7(c) as Exhibit 7.1.

         The Company has completed the audited financial statements for the Subsidiaries and has attached them to this Report on Form 8-K, along with unaudited pro forma combined financial statements of the Company and its Subsidiaries for the periods as of the dates indicated. See "Items 7(a) and 7(b), Financial Statements of Business Acquired and Pro Forma Financial Information."

         Pursuant to the Amendment and related agreements, the following clarifications were made and the parties agreed as follows:

          1.   Kidvision, Inc. is a California corporation.

          2. The Company issued 16,000 shares of its common stock to Charles Overton, the sole shareholder of Kidvision, Inc., in exchange for 100% of the total issued and outstanding stock of Kidvision, Inc., rather than 500,000 shares.

          3. In consideration for 100% of the assets of Zeros & Ones, Inc., a Delaware corporation, the Company issued 512,000 shares rather than 220,000 shares. Those shares were ultimately issued to Robert Holtz, the sole shareholder of Zeros & Ones, Inc. (Delaware).

          4. In consideration for 100% of the total issued and outstanding shares of Wood Ranch Technology Group, Inc., William Burnsed was issued 500,000 shares of the Company's common stock (no change) and Robert Holtz was issued 228,000 shares of the Company's common stock rather than 375,000 shares.

          5. In consideration for 100% of the total issued and outstanding shares of Polygonal Research Corporation, Bernie Butler Smith was issued 300,000 shares of the Company's common stock (unchanged) and Robert Holtz was issued 155,000 shares of the Company's common stock rather than 300,000 shares.

          6. In consideration for 100% of the total issued and outstanding preferred and common stock of Pillar West Entertainment, Inc., the shareholders of Pillar West Entertainment, Inc. are being issued a total of approximately 2,380,000 shares of the Company's common stock and 370,000 warrants to purchase approximately 370,000 additional shares of the Company's common stock for a purchase price of $3.00 per share, exercisable at any time until November 5, 2002. The closing of the acquisition of Pillar West Entertainment, Inc. occurred on November 5, 1999. The Company is in the process of dissolving Pillar West Entertainment, Inc. and absorbing its assets and liabilities.

          7. The promissory note dated July 1, 1999, in the original principal amount of $87,500 payable by the Company to Edward L. Torres and Mark J. Richardson, bearing simple interest at the rate of 10% per annum, will be due and payable in full on January 15, 2000.

          8. Pursuant to the Plan of Reorganization and Exchange Agreement between Quantum Arts, Inc., the Company and Steve Schklair, Mr. Schklair is entitled to a total cash payment of $300,000, payable in installments through December 31, 1999. To date, Mr. Schklair has received payments of $60,000. The Company and Mr. Schklair have agreed that the balance of the payment of $240,000 will be made in monthly installments of $60,000 commencing on December 15, 1999.

          9. Edward L. Torres and Mark J. Richardson have waived the Company's covenant to have a positive net stockholders' equity of at least $5,000,000 within 60 days after the closing of the acquisition of the Subsidiaries (i.e. by September 29, 1999), and have agreed that the Company may satisfy the net stockholders' equity covenant on or before June 30, 2000.

          10. The Original Agreements otherwise remain in full force and effect.

ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         The Company is in negotiations with an NASD registered broker-dealer firm to be a placement agent for a private placement of the Company's common stock. The Company is also in discussions with other potential investors that have expressed an interest in contributing capital to the Company. The Company entered into an agreement with the Beatton Group, a financial advisory firm, pursuant to which The Beatton Group has agreed to assist the Company to raise up to $20,000,000 of private capital in consideration for
(1) a success fee equal to 2-1/2% of the capital raised from The Beatton's Group's efforts, and (2) for each one million dollars of capital raised from its efforts, 8,000 stock options to purchase 8,000 shares of the Company's common stock for a purchase price equal to the last sale price of the Company's common stock on the public trading market on the date that the option is granted, exercisable for a period of one year after the date of the grant. The principals of The Beatton Group were common stockholders of Pillar West Entertainment, Inc. and received a total of 110,000 shares of the Company's common stock in exchange for their shares of Pillar West Entertainment, Inc. There is no assurance that the Company will raise any capital in its private placement of common stock or from any other source.

         Steve Schklair and Robert Holtz are working full time for the Company and William Burnsed is working full time for Wood Ranch Technology Group, Inc. Bernie Butler Smith has not yet joined Polygonal Research Corporation or the Company on a full-time basis, and will continue on a part-time basis until the Company is adequately funded to compensate Mr. Smith on a level commensurate with his present outside consulting income. Effective November 1, 1999 Charles Overton resigned as an officer and director of the Company and will become a consultant to the Company. Mr. Overton will remain as the Chairman and Chief Executive Officer of Kidvision, Inc., and has agreed to submit an updated business plan for Kidvision, Inc. to the Company's Board of Directors in December 1999. At that time, the Company will make a decision regarding the budget and planned operations for Kidvision, Inc. Mr. Schklair has been appointed as the Company's Corporate Secretary, effective November 1, 1999. See "Item 6. Resignation of Directors and Appointment of New Directors." Furthermore, effective November 1, 1999, Steve Schklair was appointed to be the Chief Executive Officer of the Company and Robert Holtz was appointed to be the President of the Company. Accordingly, on that date Steve Schklair resigned as the President of the Company and Robert Holtz resigned as the Chief Executive Officer of the Company.

         On July 19, 1999, the Company entered into a consulting agreement with ICC Holdings, Inc. to provide investor relations services for the Company. In consideration for ICC Holdings, Inc.'s services during the one year term of the Agreement, the Company has agreed to issue a total of 54,000 shares of its common stock to ICC Holdings, Inc. in monthly installments over the term of the Agreement.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Effective November 1, 1999, Charles Overton resigned as an officer and director of the Company and entered into a consulting agreement with the Company. Pursuant to the Consulting Agreement, Mr. Overton has agreed to assist the Company with the implementation of its business plan, with raising capital, and with the completion of the transactions contemplated in the Original Agreements and in the Amendment. Mr.Overton has agreed to provide consulting services to the Company on a nonexclusive basis through June 30, 2000. He has also agreed to remain as the Chairman and Chief Executive Officer of Kidvision, Inc. until final decisions are made regarding the business and operating plans for Kidvision, Inc. In consideration for Mr. Overton's consulting services, the Company has agreed to pay a net referral fee to Mr. Overton equal to one-half of one percent of capital that is raised for the Company through Mr. Overton's efforts, up to a maximum fee of $100,000. Any other consulting or referral fees payable by the Company to Mr. Overton (i.e. up to a maximum fee of $400,000) will be applied to the payment of accounts receivable owed to the Company by an affiliate of Mr. Overton.

         Effective November 1, 1999, Steve Schklair became the Corporate Secretary of the Company. The Company's Board of Directors presently has one vacancy which the Board intends to fill in the near future. The Company has not yet identified the candidate to fill the vacancy on its Board of Directors.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

         Audited balance sheets and related financial statements for Pillar West Entertainment, Inc. (A Development Stage Company) for the years ended and as of December 31, 1997 and December 31, 1998.

         Compiled balance sheet and related financial statements for Pillar West Entertainment, Inc. (A Development Stage Company) for the periods ended and as of June 30, 1998, June 30, 1999, March 31, 1999 and September 30, 1998.

         Audited balance sheets and related financial statements for EKO Corporation (A Development Stage Company) for the years ended and as of December 31, 1997 and December 31, 1998.

         Compiled balance sheets and related financial statements for EKO Corporation (A Development Stage Company) for the periods ended and as of June 30, 1999 and March 31, 1999.

         Audited balance sheet and related financial statements for Kidvision, Inc. (A Development Stage Company) for the year ended and as of December 31, 1998.

         Compiled balance sheets and related financial statements for Kidvision, Inc. (A Development Stage Company) for the periods ended and as of June 30, 1998, June 30, 1999 and March 31, 1999.

         Compiled balance sheets and related financial statement for Quantum Arts, Inc. as of and for the six months ended June 30, 1999.

         Compiled balance sheet and related financial statements for Digital Video Engineering (Wood Ranch Technology Group, Inc.) as of and for the six months ended June 30, 1999.

         Audited balance sheet and related financial statements for Polygonal Research Corporation (A Development Stage Company) for the year ended and as of December 31, 1998.

         Compiled balance sheet and related financial statements for Polygonal Research Corporation (A Development Stage Company) as of and for the periods ended March 31, 1999, June 30, 1999, September 30, 1998 and June 30, 1998.

         (b)      Pro Forma Financial Information

                  Pro Forma (Unaudited) Combined Financial Statements of the Company and its Subsidiaries as of and for the years ended December 31, 1998 and December 31, 1999, and as of and for the six months ended June 30, 1998 and June 30, 1999.

         (c)      Exhibits

         7.1 Amendment to the Plans of Reorganization and Exchange and Asset Purchase Agreements, dated November 9, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ZEROS & ONES, INC.
                  (FORMERLY COMMERCIAL LABOR MANAGEMENT, INC.)
                 ----------------------------------------------
                                  (Registrant)

Date: November 9, 1999

                              /s/ Steve Schklair
                     --------------------------------------
                     Steve Schklair, Chief Executive Officer

                               ARMANDO C. IBARRA
                         CERTIFIED PUBLIC ACCOUNTANT
                         (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants




                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Pillar West Entertainment Inc.
(a Development Stage Company)

We have audited the accompanying balance sheet of Pillar West Entertainment Inc. (a Development Stage Company and a California corporation) as of December 31, 1997 and the related statement of stockholders' equity, retained earnings, and statement of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pillar West Entertainment Inc. as of December 31, 1997, and its cash flow for the year then ended in conformity with generally accepted accounting principles.


  /s/ ARMANDO C. IBARRA
----------------------------
ARMANDO C. IBARRA, CPA


October 12, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1997


------------------------------------------------------------------------------------------------
                                    ASSETS
     CURRENT ASSETS

           Cash                                                         $                   98
                                                                          ---------------------

     TOTAL CURRENT ASSETS                                                                   98

     FURNITURE AND EQUIPMENT NET                                                        12,662

     OTHER ASSETS

           Organization Costs                                                            1,400
           Deposit                                                                       1,500
           Due from Officers                                                           188,525
                                                                          ---------------------

     TOTAL OTHER ASSETS                                                                191,425
                                                                          ---------------------

           TOTAL ASSETS                                                 $              204,185
                                                                          =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1997


------------------------------------------------------------------------------------------------
                               LIABILITIES & STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES

           Accounts payable                                             $               49,886
                                                                          ---------------------

     TOTAL CURRENT LIABILITIES                                                          49,886
                                                                          ---------------------

                    TOTAL LIABILITIES                                   $               49,886


     STOCKHOLDERS' EQUITY

          Common Stock (no par value, 10,000,000 shares                                 31,500
               authorized, 225,000 shares issued and outstanding)

          Preferred stock (no par value, 2,000,000 shares                            3,561,396
               authorized.

          Deficit accumulated in the development stage                              (3,438,597)
                                                                          ---------------------

     TOTAL STOCKHOLDERS' EQUITY                                                        154,299
                                                                          ---------------------
                  TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                            $              204,185
                                                                          =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------------------------------------

     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $             (779,412)
          Depreciation expense                                                              2,452
          Decrease  in prepaid expense                                                    (21,600)
          Increase in accounts payable                                                     12,377
                                                                             ---------------------

          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                               (786,183)


     CASH FLOWS FROM INVESTING ACTIVITIES

          Acquisition of property and equipment                                            (7,420)
          Capital Distribution                                                         (1,478,704)
                                                                             ---------------------

          NET CASH USED BY INVESTING ACTIVITIES                                        (1,486,124)

     CASH FLOWS FROM FINANCING ACTIVITIES

          Contributions by investors                                                    2,408,100
          Dividends paid                                                                 (145,588)
                                                                             ---------------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                                     2,262,512
                                                                             ---------------------

         NET INCREASE (DECREASE) IN CASH                                                   (9,795)

         CASH AT BEGINNING OF YEAR                                                          9,893
                                                                             ---------------------

         CASH AT END OF YEAR                                               $                   98
                                                                             =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------------------------------------------------
              DECEMBER 31, 1997                    COMMON            PREFERRED            DEFICIT              TOTAL
                                                    STOCK              STOCK            ACCUMULATED
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1997                                  31,500          2,632,000          (2,513,597)             149,903

Paid in Capital                                                           2,408,100                                2,408,100

Capital distribution                                                     (1,478,704)                              (1,478,704)

Dividends                                                                                      (145,588)            (145,588)

Operating Loss December 31, 1997                                                               (779,412)            (779,412)
                                             --------------------------------------------------------------------------------

Balance, December 31, 1997                               $31,500         $3,561,396         ($3,438,597)            $154,299
                                             ================================================================================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                INCOME STATEMENT
                FOR THE TWELVE MONTHS ENDED ON DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------
      REVENUES

          Revenues                                                             $            148,122
                                                                                 -------------------

           TOTAL REVENUES                                                      $            148,122


      GENERAL & ADMINISTRATIVE EXPENSES                                                   2,318,836
                                                                                 -------------------

           TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                        2,318,836

      LESS:

           AFFILIATE SHARE OF EXPENSES (60%)                                             (1,391,302)
                                                                                 -------------------

           TOTAL NET GENERAL & ADMINISTRATIVE EXPENSES                                      927,534


            NET INCOME/ (LOSS)                                                 $           (779,412)
                                                                                 ===================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                FOR THE TWELVE MONTHS ENDED ON DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------


         Advertising                                               $            21,374
         Auto expenses                                                           4,350
         Bank charges                                                            1,934
         Consulting                                                             82,500
         Depreciation                                                            2,452
         Donation                                                                1,350
         Incorporation Fees                                                     11,168
         Insurance                                                              32,588
         Licenses & permits                                                        110
         Miscellaneous                                                              15
         Office supplies                                                        10,052
         Outside services                                                        1,996
         Parking                                                                 6,850
         Payroll taxes                                                          51,373
         Printing and Reproduction                                              44,539
         Production expenses                                                 1,385,059
         Professional fees                                                     179,541
         Rent                                                                   58,928
         Repairs                                                                 5,202
         Salaries                                                              341,385
         Shipping and postage                                                   20,487
         Taxes                                                                   4,177
         Travel and Entertainment                                               18,609
         Telephone                                                              32,797
                                                                     ------------------

     TOTAL GENERAL & ADMINISTRATIVE EXPENSES                       $         2,318,836
                                                                     ==================

                       PILLAR WEST ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO THE FINANCIAL STATEMENT
                           AS OF DECEMBER 31, 1997


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL

    Pillar West Entertainment, Inc. a California corporation (the Company) was organized on January 19, 1996. The Company was formed to develop the Kids Educational Network on the Internet and to produce and distribute entertaining educational television programming for children.

    AGREEMENT

    Agreement with Randall Overton Productions, Inc. On January 22, 1996, the Company entered into a production and license agreement with Randall Overton Productions, Inc., an affiliated California corporation conducting business as independent production company. The Company is obligated to contribute at least 60% of the total capital raised from the placement of the shares.

    BASIS OF ACCOUNTING

    The financial statements of Pillar West, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial accounting purposes, based on the estimated useful lives of the assets.

    INCOME TAX REPORTING

    Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

                       PILLAR WEST ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO THE FINANCIAL STATEMENT
                           AS OF DECEMBER 31, 1997



    Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.


2.  SUBSEQUENT EVENTS:

    Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of Pillar West Entertainment, Inc.

                               ARMANDO C. IBARRA
                         CERTIFIED PUBLIC ACCOUNTANT
                         (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants




                        INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of Pillar West Entertainment Inc.
(a Development Stage Company)


We have audited the accompanying balance sheet of Pillar West Entertainment Inc. (a Development Stage Company and a California corporation) as of December 31, 1998 and the related statement of stockholders' equity, retained earnings, and statement of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pillar West Entertainment Inc. as of December 31, 1998, and its cash flow for the year then ended in conformity with generally accepted accounting principles.

  /s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA


October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

------------------------------------------------------------------------------------------------
                                        ASSETS

     CURRENT ASSETS

           Cash                                                          $              90,426
                                                                           --------------------

     TOTAL CURRENT ASSETS                                                $              90,426

     FURNITURE AND EQUIPMENT NET                                                         9,712

     OTHER ASSETS

           Organization Costs                                                            1,400
           Deposit                                                                       1,500
           Due from Officers                                                           143,800
                                                                           --------------------
     TOTAL OTHER ASSETS                                                                146,700
                                                                           --------------------

           TOTAL ASSETS                                                  $             246,838
                                                                           ====================

          SEE AUDITOR'S REPORT AND NOTES TO THE FINANCIAL STATEMENT

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

------------------------------------------------------------------------------------------------
                        LIABILITIES & STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES

           Payroll liability                                             $              46,931
                                                                           --------------------

     TOTAL CURRENT LIABILITIES                                                          46,931
                                                                           --------------------

            TOTAL LIABILITIES                                            $              46,931


     STOCKHOLDERS' EQUITY

          Common Stock (no par value, 10,000,000 shares                                 31,500
               authorized, 225,000 shares issued and outstanding)

          Preferred stock (no par value, 2,000,000 shares                            3,908,008
               authorized.

          Deficit accumulated in the development stage                              (3,739,601)
                                                                           --------------------

     TOTAL STOCKHOLDERS' EQUITY                                                        199,907
                                                                           --------------------
             TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                             $             246,838
                                                                           ====================

          SEE AUDITOR'S REPORT AND NOTES TO THE FINANCIAL STATEMENT

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

-------------------------------------------------------------------------------------------------

      REVENUES

          Revenues                                                                      62,447
                                                                          ---------------------

           TOTAL NET REVENUES                                           $               62,447


      GENERAL & ADMINISTRATIVE EXPENSES                                                853,126
                                                                          ---------------------

           TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                     853,126


      OTHER INCOME (EXPENSES)
           Other Income                                                                    521
           Other expenses                                                               (2,722)
                                                                          ---------------------

            TOTAL OTHER INCOME (EXPENSES)                                               (2,201)

      AFFILIATE SHARE OF EXPENSES (60%)                                               (513,509)
                                                                          ---------------------

             NET TOTAL EXPENSES                                         $              342,339


               NET INCOME/ (LOSS)                                       $             (279,371)
                                                                          =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $             (279,371)
          Depreciation expense                                                              3,200
          Decrease in due from officers                                                    34,486
          Decrease in accounts payable                                                     (2,955)
                                                                             ---------------------

          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                               (244,640)


     CASH FLOWS FROM INVESTING ACTIVITIES

          Acquisition of property and equipment                                            (9,200)
                                                                             ---------------------

          NET CASH USED BY INVESTING ACTIVITIES                                            (9,200)

     CASH FLOWS FROM FINANCING ACTIVITIES

          Net of Capital contributions                                                    374,379
          Dividends paid                                                                  (30,211)
                                                                             ---------------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                                       344,168
                                                                             ---------------------

          NET INCREASE (DECREASE) IN CASH                                                  90,328

          CASH AT BEGINNING OF YEAR                                                            98
                                                                             ---------------------

          CASH AT END OF YEAR                                              $               90,426
                                                                             =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------------------------------------------------
             DECEMBER 31, 1998                    COMMON             PREFERRED          ACCUMULATED            TOTAL
                                                   STOCK               STOCK              DEFICIT
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1998                                 31,500           3,561,396          (3,438,597)             154,299

Paid in Capital                                                           1,011,701                                1,011,701

Capital distribution                                                       (665,089)                                (665,089)

Dividends                                                                                       (21,633)             (21,633)

Operating Loss December 31, 1998                                                               (279,371)            (279,371)
                                            ---------------------------------------------------------------------------------

Balance, December 31, 1998                              $31,500          $3,908,008         ($3,739,601)            $199,907
                                            =================================================================================

                         PILLAR WEST ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
        Advertising                                               $             3,898
        Auto expenses                                                           4,174
        Bank charges                                                            1,963
        Consulting                                                             12,128
        Computer maintenance                                                   14,455
        Depreciation                                                            3,200
        Equipment rental                                                        2,337
        Incorporation fees                                                      3,607
        Insurance                                                               8,603
        Licenses & permits                                                      1,564
        Management                                                             56,535
        Marketing                                                              27,781
        Office supplies                                                         6,335
        Outside services                                                       15,019
        Parking                                                                 3,735
        Payroll taxes                                                           8,469
        Printing and Reproduction                                              26,360
        Production expenses                                                   345,354
        Professional fees                                                      37,472
        Rearch & development                                                    4,000
        Rearch - projections                                                    6,750
        Rent                                                                   78,464
        Repairs                                                                24,770
        Salaries                                                               64,286
        Sales expenses                                                         13,281
        Shipping and postage                                                    8,194
        Taxes (Corporate)                                                         810
        Training                                                               13,989
        Travel and Entertainment                                                7,564
        Telemarketing                                                          16,452
        Telephone                                                              31,577
                                                                    ------------------
     TOTAL GENERAL & ADMINISTRATIVE EXPENSES                      $           853,126
                                                                    ==================

          SEE AUDITOR'S REPORT AND NOTES TO THE FINANCIAL STATEMENT

                       PILLAR WEST ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO THE FINANCIAL STATEMENT
                           AS OF DECEMBER 31, 1998


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL

    Pillar West Entertainment, Inc. a California corporation (the Company) was organized on January 19, 1996. The Company was formed to develop the Kids Educational Network on the Internet and to produce and distribute entertaining educational television programming for children.

    AGREEMENT

    Agreement with Randall Overton Productions, Inc. On January 22, 1996, the Company entered into a production and license agreement with Randall Overton Productions, Inc., an affiliated California corporation conducting business as independent production company. The Company is obligated to contribute at least 60% of the total capital raised from the placement of the shares.

    BASIS OF ACCOUNTING

    The financial statements of Pillar West, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial accounting purposes, based on the estimated useful lives of the assets.

    INCOME TAX REPORTING

    Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

                       PILLAR WEST ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO THE FINANCIAL STATEMENT
                           AS OF DECEMBER 31, 1998



    Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.


2.  SUBSEQUENT EVENTS:

    Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of Pillar West Entertainment, Inc.

                           ARMANDO C. IBARRA
                      CERTIFIED PUBLIC ACCOUNTANT
                      (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants




To the Board of Directors and Stockholders of Pillar West Entertainment Inc.



We have compiled the accompanying balance sheet of Pillar West Entertainment Inc. (a California corporation) as of June 30, 1998 and the related statement of income and stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




  /s/ ARMANDO C. IBARRA
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1998

----------------------------------------------------------------------------------------------------
                                               ASSETS

      CURRENT ASSETS

            Cash                                                          $              50,134
                                                                            --------------------

      TOTAL CURRENT ASSETS                                                               50,134

      FURNITURE AND EQUIPMENT NET                                                        11,060

      OTHER ASSETS
           Organization costs                                                             1,400
           Deposit                                                                        1,500
           Due from Officers                                                            200,084
                                                                            --------------------

      TOTAL OTHER ASSETS                                                                202,984
                                                                            --------------------

            TOTAL ASSETS                                                  $             264,178
                                                                            ====================


                        SEE ACCOUNTANT'S COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1998

----------------------------------------------------------------------------------------------------

                                  LIABILITIES & STOCKHOLDERS' EQUITY


      CURRENT LIABILITIES

            Accounts payable                                              $              22,599
                                                                            --------------------

      TOTAL CURRENT LIABILITIES                                                          22,599
                                                                            --------------------

                      TOTAL LIABILITIES                                   $              22,599

      STOCKHOLDERS' EQUITY

           Common Stock (no par value, 10,000,000 shares                                 31,500
                authorized, 31,500 shares issued and outstanding)

           Preferred stock (no par value, 2,000,000 shares                            3,830,484
                authorized)

           Deficit accumulated in the development stage                              (3,620,405)
                                                                            --------------------

      TOTAL STOCKHOLDERS' EQUITY                                                        241,579
                                                                            --------------------
                    TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                              $             264,178
                                                                            ====================


                        SEE ACCOUNTANT'S COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                  JUNE 30, 1998

----------------------------------------------------------------------------------------------------------------------------
              QUARTER ENDED                      COMMON             PREFERRED            DEFICIT              TOTAL
              JUNE 30, 1998                       STOCK               STOCK            ACCUMULATED
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1998                                31,500           3,561,396          (3,438,597)             154,299

Paid in Capital                                                            511,400                                  511,400

Capital distribution                                                      (242,312)                                (242,312)

Dividends                                                                                       (7,233)              (7,233)

Net Loss (March 31, 1998)                                                                      (95,847)             (95,847)

Net Loss for the quarter ended                                                                 (78,728)             (78,728)
    June 30, 1998
                                           ---------------------------------------------------------------------------------

Balance, June 30, 1998                                 $31,500          $3,830,484         ($3,620,405)            $241,579
                                           =================================================================================

                         PILLAR WEST ENTERTAINMENT, INC.
                                INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED ON JUNE 30, 1998


----------------------------------------------------------------------------------------------------
     REVENUES

         Revenues                                                                                0
                                                                                -------------------

         TOTAL NET REVENUES                                                   $                  0


     GENERAL & ADMINISTRATIVE EXPENSES                                                     194,352
                                                                                -------------------

          TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                          194,352

     OTHER EXPENSES
          Other expenses                                                                     2,395
                                                                                -------------------

           TOTAL OTHER EXPENSES                                                              2,395

     AFFILIATE SHARE OF EXPENSES (60%)                                                    (118,019)
                                                                                -------------------

           NET TOTAL EXPENSES                                                 $             78,728
                                                                                -------------------

           NET INCOME (LOSS)                                                  $            (78,728)
                                                                                ===================

                         PILLAR WEST ENTERTAINMENT, INC.
                             STATEMENT OF CASH FLOW
                                  JUNE 30, 1998


----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $             (174,575)
          Depreciation expense                                                              4,910
          Due from officers                                                               (11,559)
          (Decrease) in accounts payable                                                  (27,287)
                                                                             ---------------------

          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                               (208,511)


     CASH FLOWS FROM INVESTING ACTIVITIES

          Acquisition of property and equipment                                            (3,308)
          Capital Distribution                                                           (242,312)
                                                                             ---------------------

          NET CASH USED BY INVESTING ACTIVITIES                                          (245,620)

     CASH FLOWS FROM FINANCING ACTIVITIES

          Contributions by investors                                                      511,400
          Dividends paid                                                                   (7,233)
                                                                             ---------------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                                       504,167
                                                                             ---------------------

         NET INCREASE (DECREASE) IN CASH                                                   50,036

         CASH AT BEGINNING OF YEAR                                                             98
                                                                             ---------------------

         CASH AT END OF YEAR                                               $               50,134
                                                                             =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                 SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                   FOR THE THREE MONTHS ENDED ON JUNE 30, 1998

----------------------------------------------------------------------------------------------------
         Advertising                                                     $               2,488
         Bank charges                                                                      324
         Consulting                                                                      1,720
         Depreciation                                                                    4,910
         Equipment rental                                                                1,169
         Incorporation fees                                                              1,860
         Insurance                                                                       2,100
         Management                                                                     13,735
         Office supplies                                                                 3,729
         Outside services                                                                6,000
         Parking                                                                         1,215
         Printing                                                                        3,867
         Production expenses                                                            68,541
         Professional fees                                                               8,727
         Rearch projections                                                              2,750
         Rent                                                                           11,500
         Repairs                                                                         4,434
         Reproduction                                                                   12,500
         Salaries                                                                        8,425
         Sales expenses                                                                  7,730
         Shipping and postage                                                            3,734
         Taxes & Licenses                                                                  800
         Travel and Entertainment                                                        2,014
         Telemarketing                                                                   3,896
         Telephone                                                                       3,893
         Training                                                                       12,291
                                                                           --------------------

     TOTAL GENERAL & ADMINISTRATIVE EXPENSES                             $             194,352
                                                                           ====================

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                             AS OF JUNE 30, 1998


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL

    Pillar West Entertainment, Inc. a California corporation (the Company) was organized on January 19, 1996. The Company was formed to develop the Kids Educational Network on the Internet and to produce and distribute entertaining educational television programming for children.

    AGREEMENT

    Agreement with Randall Overton Productions, Inc. On January 22, 1996, the Company entered into a production and license agreement with Randall Overton Productions, Inc., an affiliated California corporation conducting business as independent production company. The Company is obligated to contribute at least 60% of the total capital raised from the placement of the shares.

    BASIS OF ACCOUNTING

    The financial statements of Pillar West, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial accounting purposes, based on the estimated useful lives of the assets.

    INCOME TAX REPORTING

    Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                             AS OF JUNE 30, 1998



    Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.


2.  SUBSEQUENT EVENTS:

    Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of Pillar West Entertainment, Inc.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants




To the Board of Directors and Stockholders of Pillar West Entertainment Inc.



We have compiled the accompanying balance sheet of Pillar West Entertainment Inc. (a California corporation) as of June 30, 1999 and the related statement of income and stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




  /s/ ARMANDO C. IBARRA
--------------------------
ARMANDO C. IBARRA, CPA



October 13, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL: (619) 422-1348                                          FAX: (619) 422-1465

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1999

----------------------------------------------------------------------------------------------------
                                           ASSETS


      CURRENT ASSETS

            Cash                                                            $                1,837
                                                                              ---------------------

      TOTAL CURRENT ASSETS                                                                   1,837

      FURNITURE AND EQUIPMENT NET                                                            8,090

      OTHER ASSETS

            Organization Costs                                                               1,400
            Deposit                                                                          1,500
                                                                              ---------------------

      TOTAL OTHER ASSETS                                                                     2,900
                                                                              ---------------------

            TOTAL ASSETS                                                    $               12,827
                                                                              =====================


                        SEE ACCOUNTANT'S COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1999

----------------------------------------------------------------------------------------------------
                                   LIABILITIES & STOCKHOLDERS' EQUITY


     CURRENT LIABILITIES

           Accounts payable                                                $                    0
           Due to Officers                                                                 28,500
                                                                             ---------------------

     TOTAL CURRENT LIABILITIES                                                             28,500
                                                                             ---------------------

                      TOTAL LIABILITIES                                    $               28,500


     STOCKHOLDERS' EQUITY

          Common Stock (no par value, 10,000,000 shares                                    31,500
               authorized, 392,248 shares issued and outstanding)

          Preferred stock (no par value, 2,000,000 shares                               4,233,132
               authorized, 789,305 shares issued and outstanding)

          Deficit accumulated in the development stage                                 (4,280,305)
                                                                             ---------------------


     TOTAL STOCKHOLDERS' EQUITY                                                           (15,673)
                                                                             ---------------------
                    TOTAL LIABILITIES AND
                          STOCKHOLDERS' EQUITY                             $               12,827
                                                                             =====================


                        SEE ACCOUNTANT'S COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------------------------------------------------------
                                              COMMON STOCK                PREFERRED STOCK
           SIX MONTHS ENDED          -----------------------------------------------------------      ACCUMULATED
            JUNE 30, 1999                NO. OF         AMOUNT         NO. OF         AMOUNT            DEFICIT           TOTAL
                                         SHARES                        SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Balance, April 1, 1999                       31,500         $31,500       789,305     $4,060,846      ($3,933,345)        $159,001

Paid in Capital                                                                          990,750                           990,750

New Issuances                               360,748

Capital distribution                                                                    (818,464)                         (818,464)

Dividends

Net Loss for the quarter ended                                                                          (346,960)         (346,960)
    June 30, 1999
                                      ---------------------------------------------------------------------------------------------

Balance, June 30, 1999                      392,248         $31,500       789,305     $4,233,132     ($4,280,305)         $(15,673)
                                      =============================================================================================

                         PILLAR WEST ENTERTAINMENT, INC.
                             STATEMENT OF CASH FLOW
                                  JUNE 30, 1999

----------------------------------------------------------------------------------------------------
      CASH FLOWS FROM OPERATING ACTIVITIES

           Net loss                                                         $             (346,960)
           Decrease in due from officers                                                   132,032
                                                                              ---------------------

           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                               (214,928)


      CASH FLOWS FROM INVESTING ACTIVITIES

           Capital Distribution                                                           (818,464)
                                                                              ---------------------

           NET CASH USED BY INVESTING ACTIVITIES                                          (818,464)


      CASH FLOWS FROM FINANCING ACTIVITIES

           Paid in Capital                                                                 990,750

           Dividends paid                                                                   28,500
                                                                              ---------------------

           NET CASH PROVIDED BY FINANCING ACTIVITIES                                     1,019,250
                                                                              ---------------------

          NET INCREASE (DECREASE) IN CASH                                                  (14,142)

          CASH AT BEGINNING OF YEAR                                                         15,979
                                                                              ---------------------

          CASH AT END OF YEAR                                               $                1,837
                                                                              =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                                INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED JUNE 30, 1999

----------------------------------------------------------------------------------------------------
      REVENUES

          Revenues                                                            $                   0
                                                                                --------------------

          TOTAL REVENUES                                                      $                   0


      GENERAL & ADMINISTRATIVE EXPENSES                                                     346,960
                                                                                --------------------

           TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                          346,960
                                                                                --------------------

             Net Total Expenses                                                             346,960
                                                                                --------------------

             NET INCOME/(LOSS)                                                $            (346,960)
                                                                                ====================

                         PILLAR WEST ENTERTAINMENT, INC.
                 SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                    FOR THE THREE MONTHS ENDED JUNE 30, 1999


----------------------------------------------------------------------------------------------------
        Bank charges                                                                26
        Consulting                                                             179,052
        Depreciation                                                             1,622
        Dues and subscriptions                                                      85
        Insurance                                                                2,258
        Legal and accounting                                                    11,150
        Licenses & permits                                                          10
        Marketing                                                               14,500
        Miscellaneous                                                            1,731
        Parking                                                                    786
        Postage & delivery                                                       5,103
        Printing & Reproduction                                                 30,690
        Professional fees                                                        4,667
        Rent                                                                    11,548
        Repairs                                                                    208
        Research & Development                                                  73,940
        Supplies                                                                 1,702
        Telephone                                                                6,843
        Travel & entertainment                                                   1,039
                                                                    ------------------
     TOTAL GENERAL & ADMINISTRATIVE EXPENSES                       $           346,960
                                                                    ==================

                        SEE ACCOUNTANT'S COMPILATION REPORT

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                             AS OF JUNE 30, 1999


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL

    Pillar West Entertainment, Inc. a California corporation (the Company) was organized on January 19, 1996. The Company was formed to develop the Kids Educational Network on the Internet and to produce and distribute entertaining educational television programming for children.

    AGREEMENT

    Agreement with Randall Overton Productions, Inc. On January 22, 1996, the Company entered into a production and license agreement with Randall Overton Productions, Inc., an affiliated California corporation conducting business as independent production company. The Company is obligated to contribute at least 60% of the total capital raised from the placement of the shares.

    BASIS OF ACCOUNTING

    The financial statements of Pillar West, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial accounting purposes, based on the estimated useful lives of the assets.

    INCOME TAX REPORTING

    Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                             AS OF JUNE 30, 1999



    Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.


2.  SUBSEQUENT EVENTS:

    Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of Pillar West Entertainment, Inc.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants




To the Board of Directors and Stockholders of Pillar West Entertainment Inc.



We have compiled the accompanying balance sheet of Pillar West Entertainment Inc. (a California corporation) as of March 31, 1999 and the related statement of income and stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




  /s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999

                     637 Third Avenue, Suite H, Chula Vista, CA  91910
            TEL: (619) 422-1348                              FAX: (619) 422-1465

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
                                      ASSETS

     CURRENT ASSETS

           Cash                                                          $              15,979
                                                                           --------------------

     TOTAL CURRENT ASSETS                                                               15,979

     FURNITURE AND EQUIPMENT NET                                                         8,901

     OTHER ASSETS

           Organization Costs                                                            1,400
           Deposit                                                                       1,500
           Due from Officers                                                           131,221
                                                                           --------------------

     TOTAL OTHER ASSETS                                                                134,121
                                                                           --------------------

           TOTAL ASSETS                                                  $             159,001
                                                                           ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
                        LIABILITIES & STOCKHOLDERS' EQUITY


     CURRENT LIABILITIES

           Accounts payable                                              $                   0
                                                                           --------------------

     TOTAL CURRENT LIABILITIES                                                               0
                                                                           --------------------

                     TOTAL LIABILITIES                                   $                   0


     STOCKHOLDERS' EQUITY

          Common Stock (no par value, 10,000,000 shares                                 31,500
               authorized, 31,500 shares issued and outstanding)

          Preferred stock (no par value, 2,000,000 shares                            4,060,846
               authorized)

          Deficit accumulated in the development stage                              (3,933,345)
                                                                           --------------------

     TOTAL STOCKHOLDERS' EQUITY                                                        159,001
                                                                           --------------------
                   TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                             $             159,001
                                                                           ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------------------------------------------------
                                                   COMMON STOCK
          THREE MONTHS ENDED          ---------------------------------        PREFERRED         ACCUMULATED
           MARCH 31, 1999                      NO. OF          AMOUNT            STOCK             DEFICIT             TOTAL
                                               SHARES
--------------------------------------------------------------------------------------------------------------------------------

Balance, January 1, 1999                        31,500         $31,500         $3,908,008       ($3,739,601)           $199,907

Paid in Capital                                                                   468,245                               468,245

Capital distribution                                                             (315,407)                             (315,407)

Dividends                                                                                            (3,333)             (3,333)

Net Loss for the quarter ended                                                                     (190,411)           (190,411)
    March 31, 1999
                                      ------------------------------------------------------------------------------------------

Balance, March 31, 1999                         31,500         $31,500         $4,060,846       ($3,933,345)           $159,001
                                      ==========================================================================================

                         PILLAR WEST ENTERTAINMENT, INC.
                             STATEMENT OF CASH FLOW
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $             (190,411)
          Decrease in due from officers                                                    13,390
          Increase in accounts payable                                                    (46,931)
                                                                             ---------------------

          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                               (223,952)


     CASH FLOWS FROM INVESTING ACTIVITIES

          Acquisition of property and equipment                                                 0
          Capital Distribution                                                           (315,407)
                                                                             ---------------------

          NET CASH USED BY INVESTING ACTIVITIES                                          (315,407)

     CASH FLOWS FROM FINANCING ACTIVITIES

          Net of Capital contributions                                                    468,245
          Dividends paid                                                                   (3,333)
                                                                             ---------------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                                       464,912
                                                                             ---------------------

         NET INCREASE (DECREASE) IN CASH                                                  (74,447)

         CASH AT BEGINNING OF YEAR                                                         90,426
                                                                             ---------------------

         CASH AT END OF YEAR                                               $               15,979
                                                                             =====================

                         PILLAR WEST ENTERTAINMENT, INC.
                                INCOME STATEMENT
                  FOR THE THREE MONTHS ENDED ON MARCH 31, 1999

----------------------------------------------------------------------------------------------------
     REVENUES

         Revenues                                                             $                  0
                                                                                -------------------

         TOTAL REVENUES                                                       $                  0


     GENERAL & ADMINISTRATIVE EXPENSES                                                     476,028
                                                                                -------------------

          TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                          476,028

          AFFILIATE SHARE OF EXPENSES (60%)                                               (285,617)
                                                                                -------------------

          NET TOTAL EXPENSES                                                  $            190,411
                                                                                -------------------

            NET INCOME/(LOSS)                                                 $           (190,411)
                                                                                ===================

                         PILLAR WEST ENTERTAINMENT, INC.
                 SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                  FOR THE THREE MONTHS ENDED ON MARCH 31, 1999

----------------------------------------------------------------------------------------------------
         Bank charges                                              $               271
         Computer maintenance                                                    5,000
         Consulting                                                            112,775
         Express mail                                                            2,255
         Insurance                                                               2,215
         Legal and accounting                                                   17,500
         Management                                                              4,500
         Marketing                                                             127,000
         Miscellaneous                                                             345
         Office supplies                                                         1,554
         Outside services                                                        2,000
         Parking                                                                   350
         Payroll taxes                                                             350
         Printing & reproduction                                                30,387
         Production expenses                                                    89,505
         Professional fees                                                       2,099
         Rent                                                                   22,846
         Salaries                                                               26,002
         Shipping and postage                                                      551
         Telephone                                                               5,377
         Travel and Entertainment                                               23,146
                                                                     ------------------

     TOTAL GENERAL & ADMINISTRATIVE EXPENSES                       $           476,028
                                                                     ==================

                           SEE ACCOUNTANTS' COMPILATION REPORT

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                            AS OF MARCH 31, 1999


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL

    Pillar West Entertainment, Inc. a California corporation (the Company) was organized on January 19, 1996. The Company was formed to develop the Kids Educational Network on the Internet and to produce and distribute entertaining educational television programming for children.

    AGREEMENT

    Agreement with Randall Overton Productions, Inc. On January 22, 1996, the Company entered into a production and license agreement with Randall Overton Productions, Inc., an affiliated California corporation conducting business as independent production company. The Company is obligated to contribute at least 60% of the total capital raised from the placement of the shares.

    BASIS OF ACCOUNTING

    The financial statements of Pillar West, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial accounting purposes, based on the estimated useful lives of the assets.

    INCOME TAX REPORTING

    Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                            AS OF MARCH 31, 1999



    Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.


2.  SUBSEQUENT EVENTS:

    Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of Pillar West Entertainment, Inc.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants




To the Board of Directors and Stockholders of Pillar West Entertainment Inc.



We have compiled the accompanying balance sheet of Pillar West Entertainment Inc. (a California corporation) as of September 30, 1998 and the related statement of income and stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




  /s/ ARMANDO C. IBARRA
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------
                                    ASSETS


     CURRENT ASSETS

           Cash                                                         $              29,404
                                                                          --------------------

     TOTAL CURRENT ASSETS                                               $              29,404

     FURNITURE AND EQUIPMENT NET                                                       13,570

     OTHER ASSETS

           Organization Costs                                                           1,400
           Deposit                                                                      1,500
           Due from Officers                                                          210,553
                                                                          --------------------

     TOTAL OTHER ASSETS                                                               213,453
                                                                          --------------------

           TOTAL ASSETS                                                 $             256,427
                                                                          ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                         PILLAR WEST ENTERTAINMENT, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------
                               LIABILITIES & STOCKHOLDERS' EQUITY


     CURRENT LIABILITIES

           Accounts payable                                             $              19,546
                                                                          --------------------

     TOTAL CURRENT LIABILITIES                                                         19,546
                                                                          --------------------

                    TOTAL LIABILITIES                                   $              19,546


     STOCKHOLDERS' EQUITY

          Common Stock (no par value, 10,000,000 shares                                31,500
               authorized, 31,500 shares issued and outstanding)

          Preferred stock (no par value, 2,000,000 shares                           3,888,322
               authorized)

          Deficit accumulated in the development stage                             (3,682,941)
                                                                          --------------------

     TOTAL STOCKHOLDERS' EQUITY                                                       236,881
                                                                          --------------------
                  TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                            $             256,427
                                                                          ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                          PILLAR WEST ENTERTAINMENT, INC.
                                INCOME STATEMENT
                 FOR THE THREE MONTHS ENDED ON SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------
     REVENUES

         Revenues                                                                           21,250
                                                                                -------------------

         TOTAL REVENUES                                                       $             21,250


     GENERAL & ADMINISTRATIVE EXPENSES                                                     206,103
                                                                                -------------------

         TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                           206,103

     LESS:

         AFFILIATE SHARE OF EXPENSES (60%)                                                (123,662)
                                                                                -------------------

         NET TOTAL EXPENSES                                                                 82,441


            NET INCOME/(LOSS)                                                 $            (61,191)
                                                                                ===================

                         PILLAR WEST ENTERTAINMENT, INC.
                             STATEMENT OF CASH FLOW
                               SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $              (61,191)
          Depreciation expense                                                              2,400
          Due from officers                                                               (10,469)
          Increase in accounts payable                                                      6,785
                                                                             ---------------------

          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                                (62,475)


     CASH FLOWS FROM INVESTING ACTIVITIES

          Acquisition of property and equipment                                           (14,748)
          Capital Distribution                                                           (123,662)
                                                                             ---------------------

          NET CASH USED BY INVESTING ACTIVITIES                                          (138,410)

     CASH FLOWS FROM FINANCING ACTIVITIES

          Contributions by investors                                                      181,500
          Dividends paid                                                                   (1,345)
                                                                             ---------------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                                       180,155
                                                                             ---------------------

         NET INCREASE (DECREASE) IN CASH                                                  (20,730)

         CASH AT BEGINNING OF YEAR                                                         50,134
                                                                             ---------------------

         CASH AT END OF YEAR                                               $               29,404
                                                                             =====================

                           PILLAR WEST ENTERTAINMENT, INC.
                          STATEMENT OF STOCKHOLDERS' EQUITY
                                SEPTEMBER 30, 1998

---------------------------------------------------------------------------------------------------------------------------
               QUARTER ENDED                        COMMON            PREFERRED          ACCUMULATED            TOTAL
            SEPTEMBER 30, 1998                       STOCK              STOCK              DEFICIT
---------------------------------------------------------------------------------------------------------------------------

Balance, July 1, 1998                                   31,500          3,830,484          (3,620,405)             241,579

Paid in Capital                                                           181,500                                  181,500

Capital distribution                                                     (123,662)                                (123,662)

Dividends                                                                                      (1,345)              (1,345)

Net Loss for the quarter ended                                                                (61,191)             (61,191)
    September 30, 1998
                                           --------------------------------------------------------------------------------

Balance, September 30, 1998                            $31,500         $3,888,322         ($3,682,941)            $236,881
                                           ================================================================================

                           PILLAR WEST ENTERTAINMENT, INC.
                  SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                 FOR THE THREE MONTHS ENDED ON SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------
          Advertising                                               $             1,176
          Bank charges                                                              873
          Computer maintenance                                                    8,855
          Consulting                                                              9,908
          Depreciation                                                            2,400
          Incorporation fees                                                        625
          Insurance                                                               2,244
          Management                                                             35,300
          Marketing                                                               3,443
          Miscellaneous                                                             284
          Office supplies                                                           843
          Outside services                                                        4,019
          Parking                                                                 1,035
          Payroll taxes                                                           2,658
          Printing and Reproduction                                               1,609
          Production expenses                                                    68,541
          Professional fees                                                       6,900
          Rearch projections                                                      2,750
          Rent                                                                   14,821
          Repairs                                                                   822
          Salaries                                                               10,273
          Sales expenses                                                          2,300
          Shipping and postage                                                    1,664
          Telemarketing                                                           7,493
          Telephone                                                              13,570
          Training                                                                1,697
                                                                      ------------------

      TOTAL GENERAL & ADMINISTRATIVE EXPENSES                       $           206,103
                                                                      ==================

                           SEE ACCOUNTANTS' COMPILATION REPORT

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                           AS OF SEPTEMBER 30, 1998


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    GENERAL

    Pillar West Entertainment, Inc. a California corporation (the Company) was organized on January 19, 1996. The Company was formed to develop the Kids Educational Network on the Internet and to produce and distribute entertaining educational television programming for children.

    AGREEMENT

    Agreement with Randall Overton Productions, Inc. On January 22, 1996, the Company entered into a production and license agreement with Randall Overton Productions, Inc., an affiliated California corporation conducting business as independent production company. The Company is obligated to contribute at least 60% of the total capital raised from the placement of the shares.

    BASIS OF ACCOUNTING

    The financial statements of Pillar West, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

    PROPERTY, EQUIPMENT AND DEPRECIATION

    Property and equipment are valued at cost. Maintenance and repair costs are charged to expense as incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation is computed on the straight-line method for financial accounting purposes, based on the estimated useful lives of the assets.

    INCOME TAX REPORTING

    Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

                       PILLAR WEST ENTERTAINMENT, INC.
                       NOTES TO THE FINANCIAL STATEMENT
                           AS OF SEPTEMBER 30, 1998



    Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.


2.  SUBSEQUENT EVENTS:

    Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of Pillar West Entertainment, Inc.

                          ARMANDO C. IBARRA
                     CERTIFIED PUBLIC ACCOUNTANT
                     (A PROFESSIONAL CORPORATION)



Armando C. Ibarra, C.P.A                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                        Certified Public Accountants



                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of EKO Corporation, Inc.
(a Development Stage Company)


We have audited the accompanying balance sheets of EKO Corporation, Inc., (a Delaware corporation) as of December 31, 1998 and December 31, 1997 and the related statements of stockholders' equity, retained earnings, and statements of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EKO Corporation as of December 31, 1998 and December 31, 1997 and the results of operations, and its cash flows for the years then ended in conformity with generally accepted accounting principles.



  /s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA

September 13, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                                 EKO CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                   DECEMBER 31

---------------------------------------------------------------------------------------------------------------------------
                                      ASSETS
                                                                               1998                        1997
                                                                       ---------------------       ----------------------

     CURRENT ASSETS

           Cash on Hand                                              $                1,000      $                 1,000
                                                                       ---------------------       ----------------------

               TOTAL CURRENT ASSETS                                                   1,000                        1,000

     OTHER ASSETS

           Organization expenses                                                        500                          500
                                                                       ---------------------       ----------------------

               TOTAL OTHER ASSETS                                                       500                          500
                                                                       ---------------------       ----------------------

                TOTAL ASSETS                                         $                1,500      $                 1,500
                                                                       =====================       ======================


                         LIABILITIES & STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES

           Accounts payable                                          $                    0      $                     0
                                                                       ---------------------       ----------------------

               TOTAL CURRENT LIABILITIES                                                  0                            0
                                                                       ---------------------       ----------------------

               TOTAL LIABILITIES                                     $                    0      $                     0


     STOCKHOLDERS' EQUITY

           Common Stock                                                              81,600                       23,500
           Deficit accumulated in
           the Development Stage                                                    (80,100)                     (22,000)
                                                                       ---------------------       ----------------------

     TOTAL STOCKHOLDERS' EQUITY                                                       1,500                        1,500
                                                                       ---------------------       ----------------------
               TOTAL LIABILITIES AND
                       STOCKHOLDERS' EQUITY                          $                1,500      $                 1,500
                                                                       =====================       ======================


             SEE AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                                 EKO CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                INCOME STATEMENT
            FOR THE TWELVE MONTHS ENDED ON DECEMBER 31, 1998 AND 1997


-----------------------------------------------------------------------------------------------------------
                                                                      1998                     1997
     REVENUES

         Sales                                                 $              0         $              0
                                                                 ---------------          ---------------

          TOTAL NET REVENUES                                   $              0         $              0

     OPERATING EXPENSES

          Research and Development                                       58,100                   22,000
                                                                 ---------------          ---------------

          TOTAL OPERATING EXPENSES                                       58,100                   22,000

           OPERATING LOSS                                      $        (58,100)        $        (22,000)
                                                                 ---------------          ---------------

            NET INCOME /(LOSS)                                 $        (58,100)                 (22,000)
                                                                 ===============          ===============

                                    EKO, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------------------------------------------------
              YEAR ENDED                      COMMON               DEFICIT              PAID-IN                TOTAL
           DECEMBER 31, 1997                  STOCK              ACCUMULATED            CAPITAL
-----------------------------------------------------------------------------------------------------------------------------
Balance, November 17                          1,000                                                            1,000

Paid in Capital                                                                          22,500               22,500

Net loss 1997                                                     (22,000)                                   (22,000)
                                       --------------------------------------------------------------------------------------

Balance, December 31, 1997                    $1,000              ($22,000)             $22,500               $1,500
                                       ======================================================================================


-----------------------------------------------------------------------------------------------------------------------------
              YEAR ENDED                      COMMON               DEFICIT              PAID-IN                TOTAL
           DECEMBER 31, 1998                  STOCK              ACCUMULATED            CAPITAL
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                            23,500              (22,000)                                     1,500

Paid in Capital                                                                          58,100               58,100

Net loss 1998                                                     (58,100)                                   (58,100)
                                       --------------------------------------------------------------------------------------

Balance, December 31, 1998                   $23,500             ($80,100)              $58,100               $1,500
                                       ======================================================================================

                                 EKO CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                  DECEMBER, 31

-----------------------------------------------------------------------------------------------------------------------
                                                                                      1998                  1997
                                                                               ------------------     ----------------

       CASH FLOW FROM OPERATING ACTIVITIES

          Net Loss                                                         $             (58,100) $           (22,000)
                                                                               ------------------     ----------------

             NET CASH PROVIDED (USED)BY OPERATING ACTIVITIES                             (58,100)             (22,000)

       CASH FLOWS FROM INVESTING ACTIVITIES

          Capital contributions                                                           58,100               22,500
                                                                               ------------------     ----------------

             NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                             58,100               22,500


       CASH FLOWS FROM FINANCING ACTIVITIES


             NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                  0                    0


             NET INCREASE (DECREASE) IN CASH                                                   0                  500


       CASH AT BEGINNING OF YEAR                                                             500                    0
                                                                               ------------------     ----------------

       CASH AT END OF YEAR                                                 $                 500  $               500


             SEE AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                                 EKO CORPORATION
                          (a Development Stage Company)
                        Notes to the Financial Statement
                        As of December 31, 1998 and 1997



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


     GENERAL:

     EKO Corporation (a Delaware corporation) was incorporated on November 17, 1997. EKO Corporation, "The Company" is an internet based commerce oriented online service and virtual community for entertainment professional.


     USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affects certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.


     BASIS OF ACCOUNTING

     The financial statements of EKO Corporation are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.


2.  RESEARCH AND DEVELOPMENT:

     EKO Corporation is an stage development corporation that has received only investment monies for research, development and production. This investment has been expensed for the years ended December 31, 1997 and 1998.


3.  SUBSEQUENT EVENTS:

     Zeros and Ones, Inc., (a Delaware corporation) acquired 100% of the outstanding stock of EKO Corporation in exchange for shares of stock of Zeros and Ones, Inc.

4.  INCOME TAX REPORTING

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

     Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.

                             ARMANDO C. IBARRA
                        CERTIFIED PUBLIC ACCOUNTANT
                        (A Professional Corporation)



Armando C. Ibarra, C.P.A.                  Members of the California Society of
Armando Ibarra, Jr., C.P.A.                        Certified Public Accountants



To the Board of Directors and Stockholders of EKO Corporation, Inc.


We have compiled the accompanying balance sheet of EKO Corporation, Inc. (a Delaware corporation) as of June 30, 1999 and the related statement of income and stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.


A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




/s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA


October 12, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                                 EKO CORPORATION
                                  BALANCE SHEET
                                  JUNE 30, 1999

----------------------------------------------------------------------------------------------------
                                     ASSETS

     CURRENT ASSETS

           Cash on Hand                                                        $               1,000
                                                                                 --------------------

     TOTAL CURRENT ASSETS                                                                      1,000

     OTHER ASSETS
           Organization Costs                                                                    500
                                                                                 --------------------

     TOTAL OTHER ASSETS                                                                          500
                                                                                 --------------------

           TOTAL ASSETS                                                        $               1,500
                                                                                 ====================

              LIABILITIES & STOCKHOLDERS' EQUITY

      CURRENT LIABILITIES

            Accounts payable                                                    $                   0
                                                                                  --------------------

      TOTAL CURRENT LIABILITIES                                                                     0
                                                                                  --------------------

                    TOTAL LIABILITIES                                           $                   0

      STOCKHOLDERS' EQUITY

           Common stock                                                                       256,682
           Deficit accumulated in
           the Development Stage                                                             (255,182)
                                                                                  --------------------

      TOTAL STOCKHOLDERS' EQUITY                                                                1,500
                                                                                  --------------------
                  TOTAL LIABILITIES AND
                   STOCKHOLDERS' EQUITY                                         $               1,500
                                                                                  ====================


                      SEE ACCOUNTANTS' COMPLIATION REPORT

                                 EKO CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                  JUNE 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                 QUARTER ENDED                        COMMON              DEFICIT             PAID-IN              TOTAL
                 MARCH 31, 1999                        STOCK            ACCUMULATED           CAPITAL
---------------------------------------------------------------------------------------------------------------------------------

Balance, January 1                                           23,500             (80,100)             58,100                1,500

Paid in capital                                                                                      45,103               45,103

Net Loss for the quarter ended
   March 31, 1999                                                               (45,103)                                 (45,103)
                                                ---------------------------------------------------------------------------------

Balance, March 31, 1999                                     $23,500           ($125,203)           $103,203               $1,500
                                                =================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                 QUARTER ENDED                        COMMON              DEFICIT             PAID-IN              TOTAL
                 JUNE 30, 1999                         STOCK            ACCUMULATED           CAPITAL
---------------------------------------------------------------------------------------------------------------------------------

Balance, April 1                                             23,500            (125,203)            103,203                1,500

Paid in Capital                                                                                     129,979              129,979

Net Loss for the quarter ended
   June 30, 1999                                                               (129,979)                                (129,979)
                                                ---------------------------------------------------------------------------------

Balance, June 30, 1999                                      $23,500           ($255,182)           $233,182               $1,500
                                                =================================================================================

                      SEE ACCOUNTANTS' COMPLIATION REPORT

                                 EKO CORPORATION
                                INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED JUNE 30, 1999

----------------------------------------------------------------------------------------------------
     REVENUES

        Revenues                                                              $                   0
                                                                                --------------------

           TOTAL REVENUES                                                                         0


     GENERAL & ADMINISTRATIVE EXPENSES                                                            0

        Administrative & Temporary Services                                                   1,900
        Bank fees                                                                                35
        Consulting                                                                           15,000
        Contract Services                                                                     5,956
        Equipment Rental                                                                      7,541
        Marketing                                                                             4,000
        Office supplies                                                                         267
        Postage & delivery                                                                      280
        Professional fees                                                                    95,000
                                                                                --------------------

            TOTAL GENERAL & ADMINISTRATIVE EXPENSES                           $             129,979

            OPERATING LOSS                                                                 (129,979)
                                                                                --------------------

               NET INCOME (LOSS)                                              $            (129,979)
                                                                                ====================

                                EKO CORPORATION
                             STATEMENT OF CASH FLOW
                                 JUNE 30, 1999

----------------------------------------------------------------------------------------------------
        CASH FLOW FROM OPERATING ACTIVITIES

           Net Loss                                                  $                 (129,979)
                                                                           ---------------------

              Net Cash Provided (Used) By Investing Activities                         (129,979)


        CASH FLOWS FROM INVESTING ACTIVITIES

           Capital contributions                                                        129,979
                                                                           ---------------------

              Net Cash Provided (Used) By Investing Activities                          129,979


        CASH FLOWS FROM FINANCING ACTIVITIES

              Net Cash Provided (Used) By Financing Activities                                0

              Net Increase (Decrease) In Cash & Cash Equivalents                              0

        CASH AT THE BEGINNING OF YEAR                                                     1,000
                                                                           ---------------------

        CASH AT THE END OF YEAR                                      $                    1,000
                                                                           =====================


                     SEE ACCOUNTANTS' COMPILATION REPORT

                                 EKO CORPORATION
                        NOTES TO THE FINANCIAL STATEMENT
                               AS OF JUNE 30, 1999



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


     GENERAL:

     EKO Corporation (a Delaware corporation) was incorporated on November 17, 1997. EKO Corporation, "The Company" is an internet based commerce oriented online service and virtual community for entertainment professional.


     USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affects certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.


     BASIS OF ACCOUNTING

     The financial statements of EKO Corporation are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.


2.  RESEARCH AND DEVELOPMENT:

     EKO Corporation is an stage development corporation that has received only investment monies for research, development and production. This investment has been expensed for the years ended December 31, 1997, 1998 and March 31, 1999.


3.  SUBSEQUENT EVENTS:

     Zeros and Ones, Inc., (a Delaware corporation) acquired 100% of the outstanding stock of EKO Corporation in exchange for shares of stock of Zeros and Ones, Inc.

4.  INCOME TAX REPORTING

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

     Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.

                             ARMANDO C. IBARRA
                        CERTIFIED PUBLIC ACCOUNTANT
                       (A PROFESSIONAL CORPORATION)



Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants



To the Board of Directors and Stockholders of EKO Corporation, Inc.


We have compiled the accompanying balance sheet of EKO Corporation, Inc. (a Delaware corporation) as of March 31, 1999 and the related statement of income and stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.


A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.





/s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA




October 12, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                                 EKO CORPORATION
                                  BALANCE SHEET
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
                                     ASSETS

     CURRENT ASSETS

           Cash on Hand                                                  $               1,000
                                                                           --------------------

     TOTAL CURRENT ASSETS                                                                1,000

     OTHER ASSETS
           Organization Costs                                                              500
                                                                           --------------------

     TOTAL OTHER ASSETS                                                                    500
                                                                           --------------------

           TOTAL ASSETS                                                  $               1,500
                                                                           ====================

                            LIABILITIES & STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES

           Accounts payable                                              $                   0
                                                                           --------------------

     TOTAL CURRENT LIABILITIES                                                               0
                                                                           --------------------

                   TOTAL LIABILITIES                                     $                   0

     STOCKHOLDERS' EQUITY

          Common stock                                                                 126,703
          Deficit accumulated in
          the Development Stage                                                       (125,203)
                                                                           --------------------

     TOTAL STOCKHOLDERS' EQUITY                                                          1,500
                                                                           --------------------
                 TOTAL LIABILITIES AND
                      STOCKHOLDERS' EQUITY                               $               1,500
                                                                           ====================

                                 EKO CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------------------------------
               QUARTER ENDED                        COMMON              DEFICIT             PAID-IN              TOTAL
             DECEMBER 31, 1998                       STOCK             ACCUMULATED           CAPITAL
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                      23,500             (22,000)                                   1,500

Paid in Capital                                                                                 58,100               58,100

Net loss 1998                                                              (58,100)                                 (58,100)
                                            --------------------------------------------------------------------------------

Balance, December 31, 1998                             $23,500            ($80,100)            $58,100               $1,500
                                            ================================================================================


----------------------------------------------------------------------------------------------------------------------------
               QUARTER ENDED                      COMMON            RETAINED             PAID-IN              TOTAL
               MARCH 31, 1999                     STOCK             EARNINGS             CAPITAL
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                      23,500             (80,100)             58,100                1,500

Paid in capital                                                                                 45,103               45,103

Net Loss for the quarter ended
   March 31, 1999                                                          (45,103)                                 (45,103)
                                            --------------------------------------------------------------------------------

Balance, March 31, 1999                                $23,500           ($125,203)           $103,203               $1,500
                                            ================================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 EKO CORPORATION
                             STATEMENT OF CASH FLOW
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
        CASH FLOW FROM OPERATING ACTIVITIES

           Net Loss                                                  $                  (45,103)
                                                                           ---------------------
              Net Cash Provided (Used) By Operating Activities                          (45,103)


        CASH FLOWS FROM INVESTING ACTIVITIES

           Capital contributions                                                         45,103
                                                                           ---------------------

              Net Cash Provided (Used) By Investing Activities                           45,103


        CASH FLOWS FROM FINANCING ACTIVITIES

              Net Cash Provided (Used) By Financing Activities                                0

              Net Increase (Decrease) In Cash                                                 0

        CASH AT THE BEGINNING OF YEAR                                                     1,000
                                                                           ---------------------

        CASH AT THE END OF YEAR                                      $                    1,000
                                                                           =====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 EKO CORPORATION
                                INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

----------------------------------------------------------------------------------------------------
     REVENUES

        Revenues                                                              $                   0
                                                                                --------------------

           TOTAL REVENUES                                                     $                   0


     GENERAL & ADMINISTRATIVE EXPENSES

        Administrative & Temporary Services                                                     701
        Consulting                                                                           25,000
        Contract Services                                                                     2,402
        Marketing                                                                             2,000
        Professional fees                                                                    15,000
                                                                                --------------------

            TOTAL GENERAL & ADMINISTRATIVE EXPENSES                           $              45,103

            OPERATING LOSS                                                                  (45,103)
                                                                                --------------------

               NET INCOME/(LOSS)                                              $             (45,103)
                                                                                ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 EKO CORPORATION
                        NOTES TO THE FINANCIAL STATEMENT
                              AS OF MARCH 31, 1999



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


     GENERAL:

     EKO Corporation (a Delaware corporation) was incorporated on November 17, 1997. EKO Corporation, "The Company" is an internet based commerce oriented online service and virtual community for entertainment professional.


     USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affects certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.


     BASIS OF ACCOUNTING

     The financial statements of EKO Corporation are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.


2.  RESEARCH AND DEVELOPMENT:

     EKO Corporation is an stage development corporation that has received only investment monies for research, development and production. This investment has been expensed for the years ended December 31, 1997 and 1998.


3.  SUBSEQUENT EVENTS:

     Zeros and Ones, Inc., (a Delaware corporation) acquired 100% of the outstanding stock of EKO Corporation in exchange for shares of stock of Zeros and Ones, Inc.

4.  INCOME TAX REPORTING

     Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid recovered.

     Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts and other non-deductible expenses as well as for net operating loss carryforwards.

                              ARMANDO C. IBARRA
                         CERTIFIED PUBLIC ACCOUNTANT
                        (A PROFESSIONAL CORPORATION)



Armando C. Ibarra, C.P.A.                 Members of the California Society of
Armando Ibarra, Jr., C.P.A.                       Certified Public Accountants


                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of KidVision, Inc.
(a Development Stage Company)

We have audited the accompanying balance sheet of KidVision, Inc. (a California corporation) as of December 31, 1998 and the related statements of income, stockholders' equity, retained earnings, and statements of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KidVision, Inc. as of December 31, 1998 and the results of operations, and its cash flow for the year then ended in conformity with generally accepted accounting principles.


/s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA


September 13, 1999


                 637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                          FAX (619) 422-1465

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
                         ASSETS

     CURRENT ASSETS

           Cash on Hand                                                 $                  750
                                                                          ---------------------

     TOTAL CURRENT ASSETS                                                                  750

     OTHER ASSETS
           Organization expenses                                                         1,000
                                                                          ---------------------

     TOTAL OTHER ASSETS                                                                  1,000
                                                                          ---------------------

           TOTAL ASSETS                                                 $                1,750
                                                                          =====================

           LIABILITIES & STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES                                                $                    0
                                                                          ---------------------

                         TOTAL LIABILITIES                                                   0

     STOCKHOLDERS' EQUITY

     Common stock, no par value, 10,000,000 shares authorized;                         155,910
        1,500 shares issued and outstanding

     Deficit accumulated in the development stage                                     (154,160)
                                                                          ---------------------

     TOTAL STOCKHOLDERS' EQUITY                                                          1,750
                                                                          ---------------------
                   TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                            $                1,750
                                                                          =====================


                           SEE AUDITOR'S REPORT AND
                       NOTES TO THE FINANCIAL STATEMENT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY

------------------------------------------------------------------------------------------------------------------------
                 DECEMBER 31, 1998                        COMMON              ACCUMULATED                TOTAL
                                                           STOCK                DEFICIT
------------------------------------------------------------------------------------------------------------------------

Balance, May 21, 1998                                             55,951                                         55,951

Paid in Capital                                                   99,959                                         99,959

Net Loss December 31, 1998                                                             (154,160)               (154,160)
                                                   ---------------------------------------------------------------------

Balance, December 31, 1998                                      $155,910              ($154,160)                 $1,750
                                                   =====================================================================


           SEE AUDITOR'S REPORT AND NOTES TO THE FINANCIAL STATEMENT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
      CASH FLOWS FROM OPERATING ACTIVITIES

           Net loss                                                         $             (154,160)


      CASH FLOWS USED IN INVESTING ACTIVITIES

           Contributed Capital                                                             155,910

      CASH FLOWS FINANCING ACTIVITIES

           Net Cash from Financing Activity
                                                                              ---------------------

           NET INCREASE (DECREASE) IN CASH                                                   1,750

           CASH AT BEGINNING OF YEAR                                                             0
                                                                              ---------------------

           CASH AT END OF YEAR                                              $                1,750
                                                                              =====================


           SEE AUDITOR'S REPORT AND NOTES TO THE FINANCIAL STATEMENT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                INCOME STATEMENT
                 FOR THE SEVEN MONTHS ENDED ON DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
     REVENUES

        Product sales                                                         $              23,604
        Discounts                                                                              (167)
        Refunds                                                                              (3,806)
                                                                                --------------------

          TOTAL NET REVENUES                                                  $              19,631

     OPERATING EXPENSES

        Commissions                                                                           8,128
        Computer maintenance                                                                 13,760
        Management                                                                           56,768
        Marketing                                                                            27,781
        Reproduction                                                                         15,238
        Sales expenses                                                                       13,281
        Shipping and delivery                                                                 5,167
        Telemarketing                                                                        16,452
        Training                                                                             13,988
                                                                                --------------------

           TOTAL OPERATING EXPENSES                                                         170,563

            LOSS BEFORE ADMINISTRATIVE EXPENSES                               $            (150,932)

     ADMINISTRATIVE EXPENSES

        Office supplies                                                                       1,193
        Telephone                                                                             2,035
                                                                                --------------------

             TOTAL ADMINISTRATIVE EXPENSES                                                    3,228
                                                                                --------------------

             NET INCOME /(LOSS)                                               $            (154,160)
                                                                                ====================


           SEE AUDITOR'S REPORT AND NOTES TO THE FINANCIAL STATEMENT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO THE FINANCIAL STATEMENT

                              AS OF DECEMBER 31, 1998

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL

         KidVision, Inc. a California corporation (the Company) was organized on May 21, 1998. The company is engaged in the business of operating an e-commerce catalog through which it distributes educational products and marketing K.E.N. (the Kids Educational Network) a website.

         BASIS OF ACCOUNTING

         The financial statements of KidVision, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.

         REVENUE RECOGNITION

         Revenue from contract services and related costs of contract services are recognized when the services are performed for the customer.

2.       RESEARCH AND DEVELOPMENT:

         KidVision, Inc. is an stage development corporation that has received only investment monies for research, development and production.
         This investment has been expensed for year ended December 31, 1998.

4.       SUBSEQUENT EVENT:

         Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of KidVision, Inc.

                               ARMANDO C. IBARRA
                          CERTIFIED PUBLIC ACCOUNTANT
                         (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                  Members of the California Society of
Armando Ibarra, Jr., C.P.A.                        Certified Public Accountants



To the Board of Directors and Stockholders of KidVision, Inc.
(A Development Stage Company)


We have compiled the accompanying balance sheet of KidVision, Inc. (a California corporation) as of June 30, 1998 and the related statements of income, stockholders' equity, and statements of cash flow for the three months ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




/s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                          FAX (619) 422-1465

                                 KIDVISION, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1998

----------------------------------------------------------------------------------------------------
                            ASSETS

      CURRENT ASSETS

            Cash on Hand                                                        $                 750
                                                                                  --------------------

      TOTAL CURRENT ASSETS                                                                        750

      OTHER ASSETS
            Organization expenses                                                               1,000
                                                                                  --------------------

      TOTAL OTHER ASSETS                                                                        1,000
                                                                                  --------------------

            TOTAL ASSETS                                                        $               1,750
                                                                                  ====================

              LIABILITIES & STOCKHOLDERS' EQUITY

      CURRENT LIABILITIES                                                      $                    0
                                                                                  --------------------



                                                                                  --------------------

                    TOTAL LIABILITIES                                                               0


      STOCKHOLDERS' EQUITY

      Common stock, no par value, 10,000,000 shares authorized;                                55,951
         1,500 shares issued and outstanding

      Deficit Accum. In the Development Stage                                                 (54,201)
                                                                                  --------------------

      TOTAL STOCKHOLDERS' EQUITY                                                                1,750
                                                                                  --------------------
                  TOTAL LIABILITIES AND
                        STOCKHOLDERS' EQUITY                                    $               1,750
                                                                                  ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------------------------------------
                  QUARTER ENDED                           COMMON            ACCUMULATED              TOTAL
                   JUNE 30, 1998                          STOCK               DEFICIT
--------------------------------------------------------------------------------------------------------------------

Balance, May 21, 1998                                     1,000                  0                   1,000

Paid In Capital                                           54,951                                     54,951

Net Loss for the quarter ended
   June 30, 1998                                                              (54,201)              (54,201)
                                                   -----------------------------------------------------------------

Balance, June 30, 1998                                   $55,951             ($54,201)               $1,750
                                                   =================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                                INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED JUNE 30, 1998

----------------------------------------------------------------------------------------------------
     REVENUES

        Product sales                                                         $               3,156
        Discounts                                                                               (36)
                                                                                --------------------

          TOTAL NET REVENUES                                                  $               3,120

     OPERATING EXPENSES

        Commissions                                                                             920
        Management                                                                           13,968
        Reproduction                                                                         12,500
        Sales expenses                                                                        7,730
        Shipping and delivery                                                                 3,403
        Telemarking                                                                           3,896
        Training                                                                             12,292
                                                                                --------------------

           TOTAL OPERATING EXPENSES                                                          54,709

            LOSS BEFORE ADMINISTRATIVE                                        $             (51,589)
                     AND OTHER EXPENSES

     ADMINISTRATIVE EXPENSES

        Office supplies                                                                         312
        Telephone                                                                             1,300
                                                                                --------------------

             TOTAL ADMINISTRATIVE EXPENSES                                                    1,612

     OTHER EXPENSES

        Other expenses                                                                        1,000
                                                                                --------------------

             OPERATING LOSS                                                   $             (54,201)
                                                                                ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                 JUNE 30, 1998

----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $              (54,201)


     CASH FLOWS USED IN INVESTING ACTIVITIES

          Contributed Capital                                                              54,951


     CASH FLOWS FINANCING ACTIVITIES

          Net Cash from Financing Activity                                                      0
                                                                             ---------------------

          NET INCREASE (DECREASE) IN CASH                                                     750

          CASH AT BEGINNING OF YEAR                                                             0
                                                                             ---------------------

          CASH AT END OF YEAR                                              $                  750
                                                                             =====================


           SEE AUDITORS' REPORT AND NOTES TO THE FINANCIAL STATEMENT

                                  KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENT

                              AS OF JUNE 30, 1998

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL

         KidVision, Inc. a California corporation (the Company) was organized on May 21, 1998. The company is engaged in the business of operating an e-commerce catalog through which it distributes educational products and marketing K.E.N. (the Kids Educational Network) a website.

         BASIS OF ACCOUNTING

         The financial statements of KidVision, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

         INCOME TAX REPORTING

         Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and to net operating loss and tax credit carryforwards, measured by enacted tax rates for years in which taxes are expected to be paid or recovered.

         Deferred tax are provided for temporary between financial and tax accounting, principally for differences in the basis of plant and equipment, allowance for doubtful accounts, inventory capitalization and other non-deductible expenses, as well as for net operating loss carryforwards.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.

         REVENUE RECOGNITION

         Revenue from contract services and related costs of contract services are recognized when the services are performed for the customer.

                                  KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO THE FINANCIAL STATEMENT

                              AS OF JUNE 30, 1998

2.       RESEARCH AND DEVELOPMENT:

         Kidvision, Inc. is an stage development corporation that has received only investment monies for research, development and production.
         This investment has been expensed for the years ended 1998.

3.       SUBSEQUENT EVENTS:

         Zeros and Ones, Inc., (a Delaware Corporation) acquired 100% of the outstanding stock of Kidvision, Inc.

                               ARMANDO C. IBARRA
                          CERTIFIED PUBLIC ACCOUNTANT
                         (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                  Members of the California Society of
Armando Ibarra, Jr., C.P.A.                        Certified Public Accountants



To the Board of Directors and Stockholders of KidVision, Inc.
(A Development Stage Company)


We have compiled the accompanying balance sheet of KidVision, Inc. (a California corporation) as of June 30, 1999 and the related statements of income, stockholders' equity, and statements of cash flow for the six months ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




/s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                                 KIDVISION, INC.
                                  BALANCE SHEET
                                  JUNE 30, 1999

----------------------------------------------------------------------------------------------------
                                      ASSETS

     CURRENT ASSETS

          Cash on Hand                                                         $                 750
                                                                                 --------------------

     TOTAL CURRENT ASSETS                                                                        750

     OTHER ASSETS
          Organization Costs                                                                   1,000
                                                                                 --------------------

     TOTAL OTHER ASSETS                                                                        1,000
                                                                                 --------------------

           TOTAL ASSETS                                                        $               1,750
                                                                                 ====================

             LIABILITIES & STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES                                                       $                   0
                                                                                 --------------------

                   TOTAL LIABILITIES                                                               0

     STOCKHOLDERS' EQUITY

     Common stock, no par value, 10,000,000 shares authorized;                               177,478
         1,500 shares issued and outstanding

     Deficit Accumulated In the Development Stage                                           (175,728)
                                                                                 --------------------

     TOTAL STOCKHOLDERS' EQUITY                                                                1,750
                                                                                 --------------------

                 TOTAL LIABILITIES AND
                       STOCKHOLDERS' EQUITY                                    $               1,750
                                                                                 ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------------------------------------
                  QUARTER ENDED                           COMMON            ACCUMULATED              TOTAL
                  JUNE 30, 1999                           STOCK               DEFICIT
--------------------------------------------------------------------------------------------------------------------

Balance, April 1, 1999                                   $177,478           ($175,728)                $1,750

Net Income for the quarter ended
   June 30, 1999
                                                   -----------------------------------------------------------------

Balance, June 30, 1999                                   $177,478           ($175,728)                $1,750
                                                   =================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                 JUNE 30, 1999

----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES
                                                                                              0
          Net loss                                                         $                  0


     CASH FLOWS USED IN INVESTING ACTIVITIES

          Contributed Capital                                                                 0


     CASH FLOWS FINANCING ACTIVITIES

          Net Cash from Financing Activity                                                    0
                                                                             ---------------------

          NET INCREASE (DECREASE) IN CASH                                                     0

          CASH AT BEGINNING OF YEAR                                                         750
                                                                             ---------------------

          CASH AT END OF YEAR                                              $                750
                                                                             =====================


           SEE AUDITORS' REPORT AND NOTES TO THE FINANCIAL STATEMENT

                                 KIDVISION, INC.
                                INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED JUNE 30, 1999

----------------------------------------------------------------------------------------------------
     REVENUES

        Revenues                                                              $                  0
                                                                                --------------------

        Total Revenues                                                                           0

     GENERAL & ADMINISTRATIVE EXPENSES                                                           0
                                                                                --------------------

        TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                                  0

     OTHER EXPENSES

        Other expenses                                                                           0
                                                                                --------------------

        TOTAL OTHER EXPENSES                                                                     0
                                                                                --------------------
             NET INCOME                                                       $                  0
                                                                                ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENT

                              AS OF JUNE 30, 1999

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL

         KidVision, Inc., a California corporation (the Company) was organized on May 21, 1998. The company is engaged in the business of operating an e-commerce catalog through which it distributes educational products and marketing K.E.N. (the Kids Educational Network) a website.

         BASIS OF ACCOUNTING

         The financial statements of KidVision, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.

         REVENUE RECOGNITION

         Revenue from contract services and related costs of contract services are recognized when the services are performed for the customer.

2.       RESEARCH AND DEVELOPMENT:

         KidVision, Inc. is a stage development corporation that has received only investment monies for research, development and production. This investment has been expensed for years ended 1998.

3.       SUBSEQUENT EVENT:

         Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of KidVision, Inc.

                               ARMANDO C. IBARRA
                          CERTIFIED PUBLIC ACCOUNTANT
                         (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                  Members of the California Society of
Armando Ibarra, Jr., C.P.A.                        Certified Public Accountants



To the Board of Directors and Stockholders of KidVision, Inc.
(A Development Stage Company)


We have compiled the accompanying balance sheet of KidVision, Inc. (a California corporation) as of March 31, 1999 and the related statement of income, stockholders' equity, and statement of cash flows for the six months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.




/s/ Armando C. Ibarra
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                                 KIDVISION, INC.
                                  BALANCE SHEET
                                 MARCH 31, 1999

                                      ASSETS

     CURRENT ASSETS

          Cash on Hand                                                         $                 750
                                                                                 --------------------

     TOTAL CURRENT ASSETS                                                                        750

     OTHER ASSETS
          Organization Costs                                                                   1,000
                                                                                 --------------------

     TOTAL OTHER ASSETS                                                                        1,000
                                                                                 --------------------

           TOTAL ASSETS                                                        $               1,750
                                                                                 ====================

                        LIABILITIES & STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES                                                       $                   0
                                                                                 --------------------


                   TOTAL LIABILITIES                                                               0

     STOCKHOLDERS' EQUITY

     Common stock, no par value, 10,000,000 shares authorized;                               177,478
         1,500 shares issued and outstanding

     Deficit Accumulated In the Development Stage                                           (175,728)
                                                                                 --------------------

     TOTAL STOCKHOLDERS' EQUITY                                                                1,750
                                                                                 --------------------

                 TOTAL LIABILITIES AND
                       STOCKHOLDERS' EQUITY                                    $               1,750
                                                                                 ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

----------------------------------------------------------------------------------------------------------------------
                  QUARTER ENDED                          COMMON                  ACCUMULATED               TOTAL
                  MARCH 31, 1999                          STOCK                     DEFICIT
----------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1999                                       $155,910              ($154,160)                $1,750

Paid In Capital                                                  21,568                                        21,568

Net Income for the quarter ended
   March 31, 1999                                                                      (21,568)               (21,568)
                                                  --------------------------------------------------------------------

Balance, March 31, 1999                                        $177,478              ($175,728)                $1,750
                                                  ====================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

          Net loss                                                         $              (21,568)


     CASH FLOWS USED IN INVESTING ACTIVITIES

          Contributed Capital                                                              21,568


     CASH FLOWS FINANCING ACTIVITIES

          Net Cash from Financing Activity                                                      0
                                                                             ---------------------

          NET INCREASE (DECREASE) IN CASH                                                       0

          CASH AT BEGINNING OF YEAR                                                           750
                                                                             ---------------------

          CASH AT END OF YEAR                                              $                  750
                                                                             =====================


           SEE AUDITORS' REPORT AND NOTES TO THE FINANCIAL STATEMENT

                                 KIDVISION, INC.
                                INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

----------------------------------------------------------------------------------------------------
     REVENUES

         Product sales                                                        $                   0
                                                                                --------------------

         TOTAL REVENUES                                                                           0



     GENERAL & ADMINISTRATIVE EXPENSES

         Computer Maintenance                                                                 5,000
         Management                                                                           4,500
         Marketing                                                                           12,000
         Postage & shipping                                                                      68
                                                                                --------------------

         TOTAL GENERAL & ADMINISTRATIVE EXPENSES                                             21,568
                                                                                --------------------

          NET INCOME (LOSS)                                                   $             (21,568)
                                                                                ====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                                 KIDVISION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO THE FINANCIAL STATEMENT

                              AS OF MARCH 31, 1999

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL

         KidVision, Inc. a California corporation (the Company) was organized on May 21, 1998. The company is engaged in the business of operating an e-commerce catalog through which it distributes educational products and marketing K.E.N. (the Kids Educational Network) a website.

         BASIS OF ACCOUNTING

         The financial statements of KidVision, Inc. are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses are recognized when incurred. This basis of accounting conforms to generally accepted accounting principles.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from these estimates.

         REVENUE RECOGNITION

         Revenue from contract services and related costs of contract services are recognized when the services are performed for the customer.

2.       RESEARCH AND DEVELOPMENT:

         KidVision, Inc. is an stage development corporation that has received only investment monies for research, development and production.
         This investment has been expensed for years ended 1998.

3.       SUBSEQUENT EVENT:

         Zeros and Ones, Inc. (a Delaware Corporation) acquired 100% of the outstanding stock of KidVision, Inc.

                                  QUANTUM ARTS

                              FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999

                      WITH ACCOUNTANTS' COMPILATION REPORT


                                    CONTENTS

                                                                         Page
                                                                        ------
ACCOUNTANTS' COMPILATION REPORT                                            1

FINANCIAL STATEMENTS:
  Balance Sheet                                                            2
  Statement of Income (Operations), Proprietor's Capital and
    Stockholder's Deficit                                                  3
  Statement of Cash Flows                                                  4

Mr. Steve Schklair
Quantum Arts
Pasadena, California


We have compiled the accompanying balance sheet of Quantum Arts as of June 30, 1999, and the related statement of income (operations), proprietor's capital and stockholder's deficit and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.



Stonefield Josephson, Inc.


CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
September 16, 1999

                                  QUANTUM ARTS

                          BALANCE SHEET - JUNE 30, 1999

                                     ASSETS
CURRENT ASSETS:
  Cash                                                                               $      10,716
  Prepaid expense                                                                              362
                                                                                     -------------

          Total current assets                                                                               $     11,078

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation and amortization                                                                        15,746

DEPOSIT                                                                                                               988
                                                                                                             -------------
                                                                                                             $     27,812
                                                                                                             =============
                      LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
  Notes payable, related parties                                                     $      80,000
  Accrued expenses                                                                          11,623
  Bank line of credit                                                                        8,924
  Current maturities of obligations under capitalized leases                                 5,087
                                                                                     -------------

          Total current liabilities                                                                          $    105,634

OBLIGATIONS UNDER CAPITALIZED LEASES, less current maturities                                                       5,066

STOCKHOLDER'S DEFICIT:
  Contributed capital                                                                       13,740
  Accumulated deficit                                                                      (96,628)
                                                                                     -------------

          Total stockholder's deficit                                                                             (82,888)
                                                                                                             -------------
                                                                                                             $     27,812
                                                                                                             =============

See accompanying accountants' compilation report.

                                  QUANTUM ARTS

           STATEMENT OF INCOME (OPERATIONS), PROPRIETOR'S CAPITAL AND
                              STOCKHOLDER'S DEFICIT

                         SIX MONTHS ENDED JUNE 30, 1999

                                                 January 1, 1999        April 4, 1999       Contributed      January 1, 1999
                                                to April 3, 1999      to June 30, 1999        capital       to June 30, 1999
                                                ----------------      ----------------        -------       ----------------
                                                    (a sole            (C corporation)
                                                 proprietorship)
REVENUES                                          $     53,633           $      7,458       $         -      $     61,091

OPERATING AND ADMINISTRATIVE
  EXPENSES                                              41,815                104,086                 -           145,901
                                                  ------------           ------------       -----------      ------------

NET INCOME (LOSS)                                       11,818                (96,628)                -           (84,810)


PROPRIETOR'S CAPITAL,
  beginning of period                                   32,922                      -                 -            32,922

PROPRIETOR'S DRAW                                      (31,000)                     -                 -           (31,000)
                                                  ------------           ------------       -----------      ------------

PROPRIETOR'S CAPITAL, end of period                     13,740                (96,628)                -           (82,888)

PROPRIETOR'S CAPITAL CONTRIBUTED
  TO C CORPORATION                                     (13,740)                     -            13,740                 -
                                                  ------------           ------------       -----------      ------------

          Total stockholder's deficit             $          -           $    (96,628)      $    13,740      $    (82,888)
                                                  ============           ============       ===========      ============

* The Company was incorporated on April 4, 1999. Prior to the date of incorporation, the Company was operated as a sole proprietorship.


See accompanying accountants' compilation report.

                                  QUANTUM ARTS

                             STATEMENT OF CASH FLOWS

                         SIX MONTHS ENDED JUNE 30, 1999

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net loss                                                                                                  $     (84,810)

  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
    PROVIDED BY (USED FOR) OPERATING ACTIVITIES -
      depreciation and amortization                                                       $         2,800

  CHANGES IN ASSETS AND LIABILITIES:
    (INCREASE) DECREASE IN ASSETS:
      Accounts receivable                                                                          23,441
      Deposit                                                                                        (988)

    INCREASE IN LIABILITIES -
      accrued expenses                                                                             (8,057)
                                                                                          ---------------

          Total adjustments                                                                                        17,196
                                                                                                            --------------

          Net cash used for operating activities                                                                  (67,614)

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
  Proceeds from notes payable, related parties                                                     80,000
  Proceeds from bank line of credit                                                                 3,693
  Payments on obligations under capitalized leases                                                 (2,621)
  Draws by proprietor                                                                             (31,000)
                                                                                          ---------------

          Net cash provided by financing activities                                                                50,072
                                                                                                            -------------

NET INCREASE IN CASH                                                                                              (17,542)
CASH, beginning of period                                                                                          28,258
                                                                                                            --------------

CASH, end of period                                                                                         $      10,716
                                                                                                            =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                                                             $         992
                                                                                                            =============
  Income taxes paid                                                                                         $         800
                                                                                                            =============


See accompanying accountants' compilation report.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998


                                    CONTENTS

                                                                      Page
                                                                     ------

INDEPENDENT AUDITORS' REPORT                                            1

FINANCIAL STATEMENTS:
  Balance Sheet                                                         2
  Statement of Income and Proprietor's Capital                          3
  Statement of Cash Flows                                               4
  Notes to Financial Statements                                        5-9

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION               10

SUPPLEMENTAL INFORMATION:
  Schedule of Revenues                                                 11
  Schedule of Operating and Administrative Expenses                    12

                          INDEPENDENT AUDITORS' REPORT


Mr. Steve Schklair
Quantum Arts
Pasadena, California


We have audited the accompanying balance sheet of Quantum Arts (a sole proprietorship) as of December 31, 1998, and the related statements of income and proprietor's capital and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quantum Arts as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Stonefield Josephson, Inc.


CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
May 21, 1999

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                        BALANCE SHEET - DECEMBER 31, 1998

                                      ASSETS
CURRENT ASSETS:
  Cash                                                                               $      28,258
  Accounts receivable                                                                       23,441
  Prepaid expense                                                                              362
                                                                                     -------------

          Total current assets                                                                               $     52,061

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation and amortization                                                                        20,181
                                                                                                             -------------

                                                                                                             $     72,242
                                                                                                             =============

                      LIABILITIES AND PROPRIETOR'S CAPITAL

CURRENT LIABILITIES:
  Accrued expenses                                                                   $      21,315
  Bank line of credit                                                                        5,231
  Current maturities of obligations under capitalized leases                                 5,087
                                                                                     -------------

          Total current liabilities                                                                          $     31,633

OBLIGATIONS UNDER CAPITALIZED LEASES, less current maturities                                                       7,687

PROPRIETOR'S CAPITAL                                                                                               32,922
                                                                                                             -------------

                                                                                                             $     72,242
                                                                                                             =============

See accompanying independent auditors' report and notes to financial statements.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                  STATEMENT OF INCOME AND PROPRIETOR'S CAPITAL

                          YEAR ENDED DECEMBER 31, 1998

                                                                                                 Amount           Percent
                                                                                                 ------           -------
REVENUES                                                                                     $      297,166        100.0%

OPERATING AND ADMINISTRATIVE EXPENSES                                                               191,244         64.4
                                                                                             --------------       ------

NET INCOME                                                                                          105,922         35.6%
                                                                                                                  ======


PROPRIETOR'S CAPITAL, beginning of year                                                                   -

PROPRIETOR'S DRAW                                                                                   (73,000)
                                                                                             --------------
PROPRIETOR'S CAPITAL, end of year                                                            $       32,922
                                                                                             ==============


See accompanying independent auditors' report and notes to financial statements.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1998

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net income                                                                                                $     105,922

  ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
    PROVIDED BY (USED FOR) OPERATING ACTIVITIES -
      depreciation and amortization                                                       $         5,738

  CHANGES IN ASSETS AND LIABILITIES:
    (INCREASE) DECREASE IN ASSETS:
      Accounts receivable                                                                         (23,441)
      Prepaid expenses                                                                               (362)

    INCREASE IN LIABILITIES -
      accrued expenses                                                                             21,315
                                                                                          ---------------

          Total adjustments                                                                                         3,250
                                                                                                            -------------

          Net cash provided by operating activities                                                               109,172

CASH FLOWS USED FOR INVESTING ACTIVITIES -
  payments to acquire property and equipment                                                                       (9,244)

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES:
  Proceeds from bank line of credit                                                                 5,231
  Payments on obligations under capitalized leases                                                 (3,901)
  Draws by proprietor                                                                             (73,000)
                                                                                          ---------------

          Net cash used for financing activities                                                                  (71,670)
                                                                                                            -------------

NET INCREASE IN CASH                                                                                               28,258
CASH, beginning of year                                                                                                 -
                                                                                                            -------------

CASH, end of year                                                                                           $      28,258
                                                                                                            =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION -
  interest paid                                                                                             $       2,689
                                                                                                            =============

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING ACTIVITIES -
  The Company acquired $16,675 property and equipment through capitalized leases.


See accompanying independent auditors' report and notes to financial statements.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL:

                  Quantum Arts (the "Company") was founded in the State of California in January of 1998 as a sole proprietorship. The sole proprietor is personally liable for all federal and state income taxes.

         BUSINESS ACTIVITY:

                  The Company designs and develops children's entertainment and educational interactive software for distributors and publishers of software products. In addition to fees generated from development of software products, the Company also receives royalty income from sales of certain software products developed for others. The accompanying financial statements represent the results of operations of the Company from January 9, 1998 to December 31, 1998.

         USE OF ESTIMATES:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CASH:

                  CONCENTRATION

                  The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

                  EQUIVALENTS

                  Cash includes time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

         PROPERTY AND EQUIPMENT:

                  Property and equipment are stated at cost. Depreciation and amortization are computed straight line over the estimated useful lives of the assets.


See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

         REVENUE RECOGNITION:

                  WORK FOR HIRE AGREEMENTS

                  The Company recognizes revenues at various stages of a project upon delivery of the completed work product of the respective particular stage as set forth in the "Work for Hire" agreements.

                  ROYALTY INCOME

                  The Company earns royalty income from the net revenues of products designed and developed by the Company at various royalty rates ranging from 5% to 30% of net revenues using various tiered methods of computation as set forth in the development agreements. Pursuant to some agreements, the Company also receives non-refundable advances that will be offset against future royalty income. Royalty income is recorded when reported by the payer on a periodic basis. The distributors of the products have the right to recoup any and all justifiable distribution costs prior to making payments to the Company.

         COMPREHENSIVE INCOME:

                  Effective December 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), which establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption had no impact on the Company's net income. Comprehensive income consisted of net income only.

         INCOME TAXES:

                  No provision has been made in the accompanying financial statements for federal and state income taxes because, as a sole proprietorship, the results of operations are included in the tax returns of the sole owner.


(2)      MAJOR CUSTOMERS:

         During the year ended December 31, 1998, revenues from two customers amounted to approximately $286,000. At December 31, 1998, one customer accounted for the entire accounts receivable balance, which was fully collected as of May 21, 1999.


See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998

(3)      PROPERTY AND EQUIPMENT:

         A summary is as follows:

                  Computer equipment under capitalized leases                                        $       16,675
                  Computer equipment                                                                          9,244
                                                                                                     --------------

                                                                                                             25,919
                  Less accumulated depreciation and amortization                                              5,738
                                                                                                     --------------

                                                                                                     $       20,181
                                                                                                     ==============

         Depreciation expense for the year ended December 31, 1998 amounted to $5,738, of which $4,422 depreciation expense was on capitalized leases.


(4)      BANK LINE OF CREDIT:

         The Company has a $10,000 revolving line of credit with its bank, personally guaranteed by the sole proprietor, which accrues interest on the outstanding balance at varying rates not to exceed 14.0% per annum and expires on February 3, 2003. At December 31, 1998, the outstanding balance on the line of credit was $5,231 and the interest rate was 13.25%. The entire balance was subsequently paid off in May 1999.

         Interest expense related to this bank line of credit for the year ended December 31, 1998 amounted to $625.


(5)      OBLIGATIONS UNDER CAPITALIZED LEASES:

         The Company leases computer equipment from unrelated parties under capitalized leases which are secured by the related assets. The following is a schedule by year of future minimum lease payments required under capitalized leases together with the present value of the net minimum lease payments as of December 31, 1998:

                  Year ending December 31,
                      1999                                                                           $        7,140
                      2000                                                                                    7,140
                      2001                                                                                    1,581
                                                                                                     --------------

                  Total minimum lease payments                                                               15,861
                  Less amounts representing interest                                                          3,087
                                                                                                     --------------
                  Present value of net minimum lease payments                                                12,774
                  Less current maturities                                                                     5,087
                                                                                                     --------------

                                                                                                     $        7,687
                                                                                                     ==============


See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998

(5)      OBLIGATIONS UNDER CAPITALIZED LEASES, CONTINUED:

         Interest expense related to obligations under capitalized lease for the year ended December 31, 1998 amounted to $ 2,065.


(6)      COMMITMENTS:

         ROYALTY AGREEMENT

         The Company has a verbal agreement with one of its contractors to pay 20% of royalty income earned by the Company from a certain product. Included in accrued expenses is accrued royalties in the amount of $8,240 as of December 31, 1998. Royalty expense for the year ended December 31, 1998 amounted to $8,240.

         FACILITY

         The Company rents office space on a month to month basis at a monthly rate of $1,975. The Company is also required to maintain insurance coverage as prescribed in the agreement.

         POTENTIAL CLAIM

         The sole proprietor received a claim from a former employee for back pay of approximately $37,000. The proprietor disputes such claim and will defend this claim vigorously due to the lack of merit. The Company did not accrue the amount of the disputed back pay on its financial statements for the year ended December 31, 1998, due to the outcome of the claim is uncertain.


(7)      SUBSEQUENT EVENTS:

         INCORPORATION

         On April 13, 1999, Quantum Arts was incorporated in the State of California. The new company (Quantum Arts, Inc.) has authorized 100,000 shares of common stock, of which 1,500 shares were issued and outstanding as of May 21, 1999. All shares were held by one shareholder.

         REORGANIZATION AND EXCHANGE AGREEMENT

         On April 30, 1999, the Company entered into a reorganization and exchange agreement with Zeroes & Ones, Inc. ("ZOI"). Pursuant to this agreement, the sole shareholder of Quantum Arts, Inc. exchanged 1,500 shares of his outstanding common stock in exchange for 850,000 shares of ZOI's $.01 par value common stock. ZOI also agreed to pay the sole shareholder $300,000 in cash as reimbursement of expenses personally incurred by the sole shareholder of Quantum Arts, Inc. on or before December 31, 1999. The agreement also specified certain revenue sharing arrangements on projects developed prior to the reorganization and exchange agreement.


See accompanying independent auditors' report.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          YEAR ENDED DECEMBER 31, 1998

(7)      SUBSEQUENT EVENTS, CONTINUED:

         LINE OF CREDIT

         The new company obtained a new revolving line of credit from a financial institution in the amount of $15,000. This line is unsecured, due on demand upon default in excess of 10 days after the minimum payment due date and bears interest at prime plus 6.0%. This line is personally guaranteed by the only shareholder of the new company. The outstanding balance on the line of credit as of May 21, 1999 amounted to approximately $9,500.



See accompanying independent auditors' report.

Mr. Steve Schklair
Quantum Arts
Pasadena, California


Our report on our audit of the basic financial statements of Quantum Arts (a sole proprietorship) for the year ended December 31, 1998 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Stonefield Josephson, Inc.


CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
May 21, 1999

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                              SCHEDULE OF REVENUES

                          YEAR ENDED DECEMBER 31, 1998

                                                                Amount            Percent
                                                                ------            -------
REVENUES:
  Projects and consulting                                   $       249,605          84.0%
  Royalties                                                          41,200          13.9
  Other                                                               6,361           2.1
                                                            ---------------       -------

                                                            $       297,166         100.0%
                                                            ===============       =======




See accompanying independent auditors' report on supplemental information.

                                  QUANTUM ARTS
                             (A SOLE PROPRIETORSHIP)

                SCHEDULE OF OPERATING AND ADMINISTRATIVE EXPENSES

                          YEAR ENDED DECEMBER 31, 1998

                                                                      Amount           Percent
                                                                      ------           -------
Advertising and public relations                                $           887            .3%
Automobile expense                                                          813            .3
Bank charges                                                                217            .1
Contributions                                                               297            .1
Depreciation and amortization                                             5,738           1.9
Dues and subscriptions                                                    1,720            .6
Entertainment                                                             2,129            .7
Equipment rental                                                          1,399            .5
Insurance:
  General                                                                   725            .2
  Medical                                                                 3,447           1.2
  Worker's Comp.                                                            513            .2
Interest expense                                                          2,690            .9
Miscellaneous                                                               646            .2
Office supplies and expense                                               4,744           1.6
Outside services                                                         78,076          26.3
Parking                                                                     108
Payroll expense                                                          53,600          18.0
Payroll fees                                                                840            .3
Payroll taxes                                                             5,092           1.7
Postage and delivery                                                        478            .2
Printing and reproduction                                                   700            .2
Professional fees                                                         2,580            .9
Rent                                                                      8,250           2.8
Royalties                                                                 8,240           2.8
Telephone                                                                 6,104           2.0
Travel                                                                    1,211            .4
                                                                ---------------       -------

                                                                $       191,244          64.4%
                                                                ===============       =======


See accompanying independent auditors' report on supplemental information.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                              FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 1999

                      WITH ACCOUNTANTS' COMPILATION REPORT

                                    CONTENTS

                                                                            Page
                                                                           ------

ACCOUNTANTS' COMPILATION REPORT                                               1

FINANCIAL STATEMENTS:
  Balance Sheet                                                               2
  Statement of Income and Proprietor's Capital                                3
  Statement of Cash Flows                                                     4

Mr. William Burnsed
Digital Video Engineering
Pasadena, California


We have compiled the accompanying balance sheet of Digital Video Engineering as of June 30, 1999, and the related statement of income and proprietor's capital and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The owner has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.



Stonefield Josephson, Inc.


CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
September 16, 1999

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                          BALANCE SHEET - JUNE 30, 1999

                                     ASSETS

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation and amortization                       $     10,044
                                                                  ============



                              PROPRIETOR'S CAPITAL

PROPRIETOR'S CAPITAL                                              $     10,044
                                                                  ============



See accompanying accountants' compilation report.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                  STATEMENT OF INCOME AND PROPRIETOR'S CAPITAL

                         SIX MONTHS ENDED JUNE 30, 1999

                                                                               Amount        Percent
                                                                               ------        -------
REVENUES                                                                   $     69,990       100.0%

OPERATING AND ADMINISTRATIVE EXPENSES                                             3,300         4.7
                                                                           ------------     -------

NET INCOME                                                                       66,690        95.3%
                                                                                            =======


PROPRIETOR'S CAPITAL, beginning of period                                        19,194

PROPRIETOR'S DRAW                                                               (75,840)

PROPRIETOR'S CAPITAL, end of period                                        $     10,044
                                                                           ============



See accompanying accountants' compilation report.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                             STATEMENT OF CASH FLOWS

                         SIX MONTHS ENDED JUNE 30, 1999

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net income                                                                                                 $      66,690

  ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
    PROVIDED BY (USED FOR) OPERATING ACTIVITIES -
      depreciation                                                                          $         675

  CHANGES IN ASSETS:
    (INCREASE) DECREASE IN ASSETS -
      accounts receivable                                                                          18,000
                                                                                            -------------
          Total adjustments                                                                                         18,675
                                                                                                             -------------

          Net cash provided by operating activities                                                                 85,365

CASH FLOWS USED FOR INVESTING ACTIVITIES -
  payments to acquire property and equipment                                                                        (9,525)

CASH FLOWS USED FOR FINANCING ACTIVITIES -
  draws by proprietor                                                                                              (75,840)
                                                                                                             -------------

NET INCREASE IN CASH                                                                                                     -
CASH, beginning of period                                                                                                -
                                                                                                             -------------

CASH, end of period                                                                                          $           -
                                                                                                             =============



See accompanying accountants' compilation report.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                    CONTENTS

                                                                        Page
                                                                       ------

INDEPENDENT AUDITORS' REPORT                                             1

FINANCIAL STATEMENTS:
  Balance Sheets                                                         2
  Statements of Income and Proprietor's Capital                          3
  Statements of Cash Flows                                               4
  Notes to Financial Statements                                         5-6

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION                 7

SUPPLEMENTAL INFORMATION:
  Schedules of Operating and Administrative Expenses                     8

                          INDEPENDENT AUDITORS' REPORT


Mr. William Burnsed
Digital Video Engineering
Pasadena, California


We have audited the accompanying balance sheets of Digital Video Engineering (a sole proprietorship) as of December 31, 1998, 1997 and 1996, and the related statements of income and proprietor's capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's owner. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Video Engineering as of December 31, 1998, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



Stonefield Josephson, Inc.


CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
June 3, 1999

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                                 BALANCE SHEETS

                                 ASSETS                                December 31,        December 31,       December 31,
                                                                           1998                1997               1996
                                                                           ----                ----               ----

CURRENT ASSETS -
  accounts receivable                                                  $     18,000      $       35,000      $          -

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation and amortization                                   1,194              10,264             8,924
                                                                       ------------      --------------      ------------

                                                                       $     19,194      $       45,264      $      8,924
                                                                       ============      ==============      ============

                          PROPRIETOR'S CAPITAL

PROPRIETOR'S CAPITAL                                                   $     19,194      $       45,264      $      8,924
                                                                       ============      ==============      ============



See accompanying independent auditors' report and notes to financial statements.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                  STATEMENTS OF INCOME AND PROPRIETOR'S CAPITAL

                                                         Year ended               Year ended               Year ended
                                                      December 31, 1998        December 31, 1997        December 31, 1996
                                                      -----------------        -----------------        -----------------
                                                     Amount       Percent      Amount      Percent      Amount      Percent
                                                     ------       -------      ------      -------      -----       -------
REVENUES                                           $   67,500       100.0%    $  171,070     100.0%    $ 194,425      100.0%

OPERATING AND ADMINISTRATIVE EXPENSES                  17,109        25.3         59,487      34.8        63,342       32.6
                                                   ----------    --------     ----------  --------     ---------    -------

NET INCOME                                             50,391        74.7%       111,583      65.2%      131,083       67.4%
                                                                 ========                 ========                  =======


PROPRIETOR'S CAPITAL, beginning of year                45,264                      8,924                       -

PROPRIETOR'S DRAW                                     (76,461)                   (75,243)               (122,159)
                                                   ----------                 ----------               ---------

PROPRIETOR'S CAPITAL, end of year                  $   19,194                 $   45,264               $   8,924
                                                   ==========                 ==========               =========



See accompanying independent auditors' report and notes to financial statements.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                            STATEMENTS OF CASH FLOWS

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

                                                                         Year ended          Year ended         Year ended
                                                                        December 31,         December 31       December 31,
                                                                            1998                1997               1996
                                                                            ----                ----               ----
CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  Net income                                                           $       50,391       $     111,583    $     131,083
                                                                       --------------       -------------    -------------

  ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
    (USED FOR) OPERATING ACTIVITIES:
      Depreciation                                                              1,340               2,119            1,588
      Loss on disposal of property and equipment                                9,085               2,341                -

  CHANGES IN ASSETS:
    (INCREASE) DECREASE IN ASSETS -
      accounts receivable                                                      17,000             (35,000)               -
                                                                       --------------       -------------    -------------

          Total adjustments                                                    27,425             (30,540)           1,588
                                                                       --------------       -------------    -------------

          Net cash provided by operating activities                            77,816              81,043          132,671
                                                                       --------------       -------------    -------------

CASH FLOWS USED FOR INVESTING ACTIVITIES -
  payments to acquire property and equipment                                   (1,355)             (5,800)         (10,512)
                                                                       --------------       -------------    -------------

CASH FLOWS USED FOR FINANCING ACTIVITIES -
  draws by proprietor                                                         (76,461)            (75,243)        (122,159)
                                                                       --------------       -------------    -------------

NET INCREASE IN CASH                                                                -                   -                -
CASH, beginning of year                                                             -                   -                -
                                                                       --------------       -------------    -------------
CASH, end of year                                                      $            -       $           -    $           -
                                                                       ==============       =============    =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid                                                        $            -       $           -    $           -
                                                                       ==============       =============    =============
  Income taxes paid                                                    $            -       $           -    $           -
                                                                       ==============       =============    =============


See accompanying independent auditors' report and notes to financial statements.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         GENERAL:

                  Digital Video Engineering (the "Company") was founded in the State of California in January of 1996 as a sole proprietorship. The sole proprietor is personally liable for all federal and state income taxes.

         BUSINESS ACTIVITY:

                  The Company designs post production studios and develop special effects for television and film production companies worldwide.

         USE OF ESTIMATES:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         PROPERTY AND EQUIPMENT:

                  Property and equipment are stated at cost. Depreciation and amortization are computed straight line over the estimated useful lives of the assets.

         REVENUE RECOGNITION:

                  The Company recognizes revenues when services are performed.

         COMPREHENSIVE INCOME:

                  The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), which establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption had no impact on the Company's net income. Comprehensive income consisted of net income only.

         INCOME TAXES:

                  No provision has been made in the accompanying financial statements for federal and state income taxes because, as a sole proprietorship, the results of operations are included in the tax returns of the sole proprietor.


See accompanying independent auditors' report.

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

(2)      MAJOR CUSTOMERS:

         A summary is as follows:

                                                                       December 31,        December 31,      December 31,
                                                                           1998                1997              1996
                                                                           ----                ----              ----
              Revenues for the year from
                major customer (customers)                            $       67,500     $       160,000   $      176,000
                                                                      ==============     ===============   ==============

              Number of major customer (customers)                                 1                   1                2
                                                                      ==============     ===============   ==============

              Accounts receivable balance of the major
                customer as of year end                               $       18,000     $        35,000   $            -
                                                                      ==============     ===============   ==============

(3)      PROPERTY AND EQUIPMENT:

         A summary is as follows:

                                                                       December 31,        December 31,      December 31,
                                                                           1998                1997              1996
                                                                           ----                ----              ----
              Computer equipment                                      $        1,355     $        13,385   $       10,512
              Less accumulated depreciation                                      161               3,121            1,588
                                                                      --------------     ---------------   --------------

                                                                      $        1,194     $        10,264   $        8,924
                                                                      ==============     ===============   ==============

         Depreciation expense for the years ended December 31, 1998, 1997 and 1996 amounted to $1,340, $2,119 and $1,588, respectively.


(4)      SUBSEQUENT EVENTS:

         During April 1999, the Company merged with Wood Ranch Technology Group, Inc. ("WRTG"). WRTG was incorporated in the State of Delaware on January 22, 1996 and remained inactive until this merger. Immediately following the merger, WRTG entered into a Reorganization and Exchange agreement with Zero's and Ones, Inc. ("ZOI"), whereby, ZOI issued 728,000 shares of common stock to the shareholders of WRTG in exchange for all of the outstanding common stock of WRTG.


See accompanying independent auditors' report.

Mr. William Burnsed
Digital Video Engineering
Pasadena, California


Our report on our audit of the basic financial statements of Digital Video Engineering (a sole proprietorship) for the years ended December 31, 1998, 1997 and 1996 appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Stonefield Josephson, Inc.


CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
June 3, 1999

                            DIGITAL VIDEO ENGINEERING
                             (A SOLE PROPRIETORSHIP)

                SCHEDULE OF OPERATING AND ADMINISTRATIVE EXPENSES

                          YEAR ENDED DECEMBER 31, 1998

                                                       Year ended                 Year ended                 Year ended
                                                    December 31, 1998          December 31, 1997          December 31, 1996
                                                    -----------------          -----------------          -----------------
                                                   Amount         Percent      Amount        Percent     Amount      Percent
                                                   ------         -------      ------        -------     ------      -------
Automobile expense                              $         -                 $      2,060        1.2%   $     4,867     2.5%
Depreciation                                          1,340          2.0           2,119        1.2          1,588      .8
Keogh plan contribution                                   -                        6,467        3.8          3,970     2.1
Meals and entertainment                                   -                        3,633        2.1          3,800     2.0
Office supplies and expense                           1,983          2.9           2,456        1.4          2,246     1.1
Payroll expense                                           -                        6,000        3.5              -
Professional fees                                       105           .2           4,910        2.9          2,485     1.3
Taxes and licenses                                        -                          519         .3              -
Telephone                                             4,596          6.8           2,722        1.6          5,525     2.8
Travel                                                    -                       25,635       15.0         37,864    19.5
Tools                                                     -                          625         .4            997      .5
Loss on disposal of property and
  equipment                                           9,085         13.4           2,341        1.4              -
                                                -----------     --------    ------------    -------    -----------  -------

                                                $    17,109         25.3%   $     59,487       34.8%   $    63,342    32.6%
                                                ===========     ========    ============    =======    ===========  ======


See accompanying independent auditors' report on supplemental information.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Polygonal Research Corporation
(a Development Stage Company)


We have audited the accompanying balance sheet of Polygonal Research Corporation (a Development Stage Company and a Delaware corporation) as of December 31, 1998 and the related statement of stockholders' equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Polygonal Research Corporation as of December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Armando C. Ibarra, CPA
--------------------------
ARMANDO C. IBARRA, CPA



October 12, 1999




                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                           POLYGONAL RESEARCH CORPORATION
                            (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
                           ASSETS

     CURRENT ASSETS

          Current assets                                                   $                0
                                                                             -----------------

             TOTAL CURRENT ASSETS                                                           0


     OTHER ASSETS

          Organization Costs                                                            1,000
                                                                             -----------------

             TOTAL OTHER ASSETS                                                         1,000

                TOTAL ASSETS                                               $            1,000
                                                                             =================


              SEE AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                           POLYGONAL RESEARCH CORPORATION
                            (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------
                  LIABILITIES AND STOCKHOLDERS' EQUITY



    CURRENT LIABILITIES

         Accounts payable                                                  $                0
                                                                             -----------------

            TOTAL CURRENT LIABILITIES                                                       0
                                                                             -----------------

            TOTAL LIABILITIES                                                               0

    STOCKHOLDERS' EQUITY
      Common stock, no par value, 1,500 shares authorized;                              1,000
       1,500 shares issued and outstanding
                                                                             -----------------

            TOTAL STOCKHOLDERS' EQUITY                                                  1,000
                                                                             -----------------

               TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                                     $            1,000
                                                                             =================


              SEE AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                           POLYGONAL RESEARCH CORPORATION
                            (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOW
                                DECEMBER 31, 1998


----------------------------------------------------------------------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES

     Net Cash from Operating Activities                                    $                0
                                                                             -----------------

     CASH FLOWS USED IN INVESTING ACTIVITIES

     Net Cash used for Investing Activities                                            (1,000)
                                                                             -----------------

     CASH FLOWS FROM FINANCING ACTIVITIES

     Net Cash from Financing Activity                                                   1,000
                                                                             -----------------

     Net Increase (Decrease) in Cash                                                        0

     CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                                          0
                                                                             -----------------

     CASH AND CASH EQUIVALENTS - END OF YEAR                               $                0
                                                                             =================


              SEE AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                           POLYGONAL RESEARCH CORPORATION
                           (A DEVELOPMENT STAGE COMPANY)
                         STATEMENT OF STOCKHOLDERS' EQUITY
                         APRIL 1, 1998 TO DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------
                                                  COMMON           RETAINED           PAID-IN
                                                  STOCK            EARNINGS           CAPITAL             TOTAL
----------------------------------------------------------------------------------------------------------------------

       Balance, April 1, 1998                     1,000                0                 0                1,000

       Net Income (Loss) for the
         year ended December 31, 1998                                  0                 0                  0
                                            --------------------------------------------------------------------------

       Balance December, 31, 1998                 $1,000              $0                 $0              $1,000
                                            ==========================================================================



              SEE AUDITOR'S REPORT AND NOTES TO FINANCIAL STATEMENTS

                          POLYGONAL RESEARCH CORPORATION
                           (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO THE FINANCIAL STATEMENT
                              AS OF DECEMBER 31, 1998

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL:

     Polygonal Research Corporation (a Delaware corporation) "The Company" was organized in April of 1998. The Company is engaged in the business of developing image compression technology called Dynamic Polygonal Compression "DPC" and manufacturing products that utilize the DPC engine.

     OPERATIONS:

     This Company has no operations for the year ended December 31, 1998.

     SUBSEQUENT EVENTS:

     Zeros and Ones, Inc. (a Delaware corporation) acquired 100% of the outstanding stock of Polygonal Research Corporation in exchange for 455,000 shares of stock.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants



To the Board of Directors and Stockholders of Polygonal Research Corporation


We have compiled the accompanying balance sheet of Polygonal Research Corporation (a Delaware corporation) as of March 31, 1999 and the related statement of stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.

Management has elected to omit the statement of cash flow ordinarily included in the financial statements. If the omitted statement of cash flow was included in the financial statements, they might influence the user's conclusions about the company's assets, liabilities, and stockholders' equity. Accordingly, these financial statements are not designed for those who are not informed about such matters.



/s/ Armando C. Ibarra, CPA
--------------------------
ARMANDO C. IBARRA, CPA


September 22, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                         POLYGONAL RESEARCH CORPORATION
                                  BALANCE SHEET
                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
                                     ASSETS

    CURRENT ASSETS

          Cash on Hand                                                   $                    0
                                                                           ---------------------

    TOTAL CURRENT ASSETS                                                                      0

    OTHER ASSETS
          Organization Costs                                                              1,000
                                                                           ---------------------

    TOTAL OTHER ASSETS                                                                    1,000
                                                                           ---------------------

          TOTAL ASSETS                                                   $                    0
                                                                           =====================

                           LIABILITIES & STOCKHOLDERS EQUITY

    CURRENT LIABILITIES

          Accounts payable                                               $                    0
                                                                           ---------------------

    TOTAL CURRENT LIABILITIES                                                                 0
                                                                           ---------------------

                TOTAL LIABILITIES                                        $                    0

    STOCKHOLDERS' EQUITY

    Common stock                                                                          1,000
    Retained Earnings                                                                         0
                                                                           ---------------------

    TOTAL STOCKHOLDERS' EQUITY                                                            1,000
                                                                           ---------------------

              TOTAL LIABILITIES AND
            AND STOCKHOLDERS' EQUITY                                     $                1,000
                                                                           =====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                         POLYGONAL RESEARCH CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------------------------------------
                 QUARTER ENDED                        COMMON             RETAINED             PAID-IN
                 MARCH 31, 1999                        STOCK             EARNINGS             CAPITAL              TOTAL
---------------------------------------------------------------------------------------------------------------------------------

Balance, January 1                                            1,000                   0                   0                1,000

Net Income for the quarter ended
   March 31, 1999                                                 0                   0                   0                    0
                                                ---------------------------------------------------------------------------------

Balance, March 31, 1999                                      $1,000                  $0                  $0               $1,000
                                                =================================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                          POLYGONAL RESEARCH CORPORATION
                         NOTES TO THE FINANCIAL STATEMENT
                              AS OF MARCH 31, 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL:

     Polygonal Research Corporation (a Delaware corporation) "The Company" was organized in April of 1998. The Company is engaged in the business of developing image compression technology called Dynamic Polygonal Compression "DPC" and manufacturing products that utilize the DPC engine.

     OPERATIONS:

     This Company has no operations for the three months ended March 31, 1999.

     SUBSEQUENT EVENTS:

     Zeros and Ones, Inc. (a Delaware corporation) acquired 100% of the outstanding stock of Polygonal Research Corporation in exchange for 455,000 shares of stock.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants



To the Board of Directors and Stockholders of Polygonal Research Corporation


We have compiled the accompanying balance sheet of Polygonal Research Corporation (a Delaware corporation) as of June 30, 1999 and the related statement of stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.

Management has elected to omit the statement of cash flow ordinarily included in the financial statements. If the omitted statement of cash flow was included in the financial statements, they might influence the user's conclusions about the company's assets, liabilities, and stockholders' equity. Accordingly, these financial statements are not designed for those who are not informed about such matters.



/s/ Armando C. Ibarra, CPA
--------------------------
ARMANDO C. IBARRA, CPA


September 22, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                         POLYGONAL RESEARCH CORPORATION
                                  BALANCE SHEET
                                  JUNE 30, 1999

----------------------------------------------------------------------------------------------------
                                     ASSETS

     CURRENT ASSETS

           Cash on Hand                                                   $                    0
                                                                            ---------------------

     TOTAL CURRENT ASSETS                                                                      0

     OTHER ASSETS
           Organization Costs                                                              1,000
                                                                            ---------------------

     TOTAL OTHER ASSETS                                                                    1,000
                                                                            ---------------------

           TOTAL ASSETS                                                   $                1,000
                                                                            =====================

                         LIABILITIES & STOCKHOLDERS EQUITY

     CURRENT LIABILITIES

           Accounts payable                                               $                    0
                                                                            ---------------------

     TOTAL CURRENT LIABILITIES                                                                 0
                                                                            ---------------------

                 TOTAL LIABILITIES                                        $                    0

     STOCKHOLDERS' EQUITY

     Common stock                                                                          1,000
     Retained Earnings                                                                         0
                                                                            ---------------------

     TOTAL STOCKHOLDERS' EQUITY                                                            1,000
                                                                            ---------------------

               TOTAL LIABILITIES AND
             AND STOCKHOLDERS' EQUITY                                     $                1,000
                                                                            =====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                         POLYGONAL RESEARCH CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                                  JUNE 30, 1999

------------------------------------------------------------------------------------------------------------------------------
                QUARTER ENDED                       COMMON            RETAINED             PAID-IN
                JUNE 30, 1999                       STOCK             EARNINGS             CAPITAL              TOTAL
------------------------------------------------------------------------------------------------------------------------------

Balance, April 1                                           1,000                   0                   0                1,000

Net Income for the quarter ended
   June 30, 1999                                               0                   0                   0                    0
                                              --------------------------------------------------------------------------------

Balance, June 30, 1999                                    $1,000                  $0                  $0               $1,000
                                              ================================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                          POLYGONAL RESEARCH CORPORATION
                         NOTES TO THE FINANCIAL STATEMENT
                               AS OF JUNE 30, 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL:

     Polygonal Research Corporation (a Delaware corporation) "The Company" was organized in April of 1998. The Company is engaged in the business of developing image compression technology called Dynamic Polygonal Compression "DPC" and manufacturing products that utilize the DPC engine.

     OPERATIONS:

     This Company has no operations for the three months ended June 30, 1999.

     SUBSEQUENT EVENTS:

     Zeros and Ones, Inc. (a Delaware corporation) acquired 100% of the outstanding stock of Polygonal Research Corporation in exchange for 455,000 shares of stock.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants



To the Board of Directors and Stockholders of Polygonal Research Corporation


We have compiled the accompanying balance sheet of Polygonal Research Corporation (a Delaware corporation) as of September 30, 1998 and the related statement of stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.

Management has elected to omit the statement of cash flow ordinarily included in the financial statements. If the omitted statement of cash flow was included in the financial statements, they might influence the user's conclusions about the company's assets, liabilities, and stockholders' equity. Accordingly, these financial statements are not designed for those who are not informed about such matters.



/s/ Armando C. Ibarra, CPA
--------------------------
ARMANDO C. IBARRA, CPA


September 22, 1999

                         POLYGONAL RESEARCH CORPORATION
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998

----------------------------------------------------------------------------------------------------
                                    ASSETS

     CURRENT ASSETS

           Cash on Hand                                                   $                    0
                                                                            ---------------------

     TOTAL CURRENT ASSETS                                                                      0

     OTHER ASSETS
           Organization Costs                                                              1,000
                                                                            ---------------------

     TOTAL OTHER ASSETS                                                                    1,000
                                                                            ---------------------

           TOTAL ASSETS                                                   $                1,000
                                                                            =====================

                        LIABILITIES & STOCKHOLDERS EQUITY

     CURRENT LIABILITIES

           Accounts payable                                               $                    0
                                                                            ---------------------

     TOTAL CURRENT LIABILITIES                                                                 0
                                                                            ---------------------

                 TOTAL LIABILITIES                                        $                    0

     STOCKHOLDERS' EQUITY

     Common stock                                                                          1,000
     Retained Earnings                                                                         0
                                                                            ---------------------

     TOTAL STOCKHOLDERS' EQUITY                                                            1,000
                                                                            ---------------------

               TOTAL LIABILITIES AND
             AND STOCKHOLDERS' EQUITY                                     $                1,000
                                                                            =====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                         POLYGONAL RESEARCH CORPORATION
                        STATEMENT OF STOCKHOLDERS' EQUITY
                               SEPTEMBER 30, 1998

------------------------------------------------------------------------------------------------------------------------------
                QUARTER ENDED                       COMMON            RETAINED             PAID-IN
              SEPTEMBER 30, 1998                    STOCK             EARNINGS             CAPITAL              TOTAL
------------------------------------------------------------------------------------------------------------------------------

Balance, July 1                                            1,000                   0                   0                1,000

Net Income for the quarter ended
  September 30, 1998                                           0                   0                   0                    0
                                              --------------------------------------------------------------------------------

Balance, September 30, 1998                               $1,000                  $0                  $0               $1,000
                                              ================================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                          POLYGONAL RESEARCH CORPORATION
                         NOTES TO THE FINANCIAL STATEMENT
                             AS OF SEPTEMBER 30, 1998

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL:

     Polygonal Research Corporation (a Delaware corporation) "The Company" was organized in April of 1998. The Company is engaged in the business of developing image compression technology called Dynamic Polygonal Compression "DPC" and manufacturing products that utilize the DPC engine.

     OPERATIONS:

     This Company has no operations for the year ended September 30, 1998.

     SUBSEQUENT EVENTS:

     Zeros and Ones, Inc. (a Delaware corporation) acquired 100% of the outstanding stock of Polygonal Research Corporation in exchange for 455,000 shares of stock.

                               ARMANDO C. IBARRA
                           CERTIFIED PUBLIC ACCOUNTANT
                           (A PROFESSIONAL CORPORATION)


Armando C. Ibarra, C.P.A.                   Members of the California Society of
Armando Ibarra, Jr., C.P.A.                         Certified Public Accountants



To the Board of Directors and Stockholders of Polygonal Research Corporation


We have compiled the accompanying balance sheet of Polygonal Research Corporation (a Delaware corporation) as of June 30, 1998 and the related statement of stockholders' equity for the three months then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial Statements, and accordingly do not express an opinion or any other form of assurance on them.

Management has elected to omit the statement of cash flow ordinarily included in the financial statements. If the omitted statement of cash flow was included in the financial statements, they might influence the user's conclusions about the company's assets, liabilities, and stockholders' equity. Accordingly, these financial statements are not designed for those who are not informed about such matters.



/s/ Armando C. Ibarra, CPA
--------------------------
ARMANDO C. IBARRA, CPA


September 22, 1999


                637 THIRD AVENUE, SUITE H, CHULA VISTA, CA 91910
TEL. (619) 422-1348                                           FAX (619) 422-1465

                          POLYGONAL RESEARCH CORPORATION
                                 BALANCE SHEET
                                 JUNE 30, 1998

----------------------------------------------------------------------------------------------------
                                      ASSETS

     CURRENT ASSETS

           Cash on Hand                                                   $                    0
                                                                            ---------------------

     TOTAL CURRENT ASSETS                                                                      0

     OTHER ASSETS
           Organization Costs                                                              1,000
                                                                            ---------------------

     TOTAL OTHER ASSETS                                                                    1,000

                                                                            ---------------------

           TOTAL ASSETS                                                   $                    0
                                                                            =====================

                       LIABILITIES & STOCKHOLDERS EQUITY

     CURRENT LIABILITIES

           Accounts payable                                               $                    0
                                                                            ---------------------

     TOTAL CURRENT LIABILITIES                                                                 0
                                                                            ---------------------

                 TOTAL LIABILITIES                                        $                    0

     STOCKHOLDERS' EQUITY

     Common stock                                                                          1,000
     Retained Earnings                                                                         0
                                                                            ---------------------

     TOTAL STOCKHOLDERS' EQUITY                                                            1,000
                                                                            ---------------------

               TOTAL LIABILITIES AND
             AND STOCKHOLDERS' EQUITY                                     $                1,000
                                                                            =====================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                          POLYGONAL RESEARCH CORPORATION
                         STATEMENT OF STOCKHOLDERS' EQUITY
                                 JUNE 30, 1998

---------------------------------------------------------------------------------------------------------------------------------
                 QUARTER ENDED                        COMMON             RETAINED             PAID-IN
                 JUNE 30, 1998                         STOCK             EARNINGS             CAPITAL              TOTAL
---------------------------------------------------------------------------------------------------------------------------------

Balance, April 1                                              1,000                   0                   0                1,000

Net Income for the quarter ended
   June 30, 1998                                                  0                   0                   0                    0
                                                ---------------------------------------------------------------------------------

Balance, June 30, 1998                                       $1,000                  $0                  $0               $1,000
                                                =================================================================================


                           SEE ACCOUNTANTS' COMPILATION REPORT

                          POLYGONAL RESEARCH CORPORATION
                         NOTES TO THE FINANCIAL STATEMENT
                               AS OF JUNE 30, 1998

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     GENERAL:

     Polygonal Research Corporation (a Delaware corporation) "The Company" was organized in April of 1998. The Company is engaged in the business of developing image compression technology called Dynamic Polygonal Compression "DPC" and manufacturing products that utilize the DPC engine.

     OPERATIONS:

     This Company has no operations for the year ended June 30, 1998.

     SUBSEQUENT EVENTS:

     Zeros and Ones, Inc. (a Delaware corporation) acquired 100% of the outstanding stock of Polygonal Research Corporation in exchange for 455,000 shares of stock.

                         FINANCIAL STATEMENTS

ZERO & ONES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

    The following unaudited pro forma consolidated balance sheet as of June 30, 1999 of Zero and Ones Inc., a Nevada Corporation, and its subsidiaries (the "Company"), and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and for the six months ended June 30, 1999, have been prepared to illustrate the effect of the business combination as described in Item 2 of Form 8-K and the accompanying notes to the unaudited pro forma condensed consolidated financial statements, as though the business combination had occurred on January 1, 1998. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

    The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only and are not necessarily indicative of the financial position and results of operations of the Company that would have been reported had the business combinations occurred on January 1, 1998, nor do they represent a forecast of the financial position and results of operations for any future period. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations, including the notes thereto, should be read in conjunction with the historical financial statements.

ZEROS & ONES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Pursuant to an Acquisition Agreement as described in Item 2 of Form 8-K, Commercial Labor Management, Inc., (CLMI) a Nevada corporation and now named Zero & Ones, Inc. entered into an Asset Purchase Agreement to purchase 100% of the assets of Zero & Ones, Inc., a Delaware corporation (ZOI-DE), and Plans of Reorganization and Exchange agreements to acquire 100% of the total issued and outstanding shares of stock of (1) Quantum Arts Inc., (QA), (2) EKO Corporation, (EKO), (3) Polygonal Research Corporation,(PRC), (4) KidVision, Inc., (KV), (5) Digital Video Engineer (DVE) in exchange for the issuance of a total of 2,566,000 new shares of CLMI's common stock plus issuance of notes payable of $300,000 to stockholders of QA for reimbursement of expenses. As part of the overall reorganization, CLMI also agreed to and is making an exchange offer to the shareholders of Pillar West Entertainment, Inc. (PW) to acquire 100% of the total issued and outstanding capital stock of PW in consideration for the issuance to the shareholders of PW of (a) approximately 2,380,000 new shares of the CLMI's common stock, and (b) approximately 370,000 warrants to purchase approximately 370,000 additional shares of the CLMI's common stock at $3.00 per share. The original majority stockholders of CLMI also surrendered to the company for cancellation 3,700,000 shares of CLMI stock and received cash consideration of $207,500, of which $120,000 was paid before July 1, 1999 and notes receivables of $87,500 will be payable in January 2000. Under the plan of reorganization, QA, EKO, PRC, KV, DVE, PW and the assets acquired from ZOI-DE, referred to as "the Group", are merged into one company and are accounted for in the manner similar to a pooling of interest as if they are under common control. Effective July 1, 1999, the assets and liabilities of CLMI and the Group were merged as one company. After the effective day of the business combination of the Group and CLMI, the original stockholders of the Group own a majority of the shares of common stock of the Company. The Group is treated as the acquirer in this business combination under the Accounting Principal Board Pronouncement number 16, paragraph 70, referred as a reverse merger. The business combination of the Group and CLMI is accounted for under the purchase method in which the purchase price of $207,500 cash paid and liabilities assumed of CLMI are allocated to fair market value of assets and liabilities acquired. Excess of purchase price over fair values of net assets acquired has been recorded as goodwill.

The unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations assume that the combination was completed on January 1, 1998. The unaudited pro forma condensed consolidated balance sheet and pro forma condensed consolidated statement of operations are not necessarily indicative of financial position and operating results which would have been achieved had the combination been consummatedas of January 1, 1998 and should not be construed as representative of future operations.

NOTE A After the effective day of the business combination, the original shareholders of CLMI became minority stockholders of the newly reorganized company. Based on the Accounting Principal Board pronouncement number 16, paragraph 70, CLMI became the acquiree in this business combination. Therefore, shareholders equity of CLMI is eliminated in the unaudited pro forma consolidated financial statements. The cash purchase price $207,500 to stockholders of CLMI (the acquiree) is recorded as follows:

               Partial payment of purchase price to CLMI was paid prior to
               6-30-99 and was recorded as general and operating expenses.
               Therefore, it was reclassified from general and administrative
               expenses to goodwill.                                                               120,000
               Notes payable to CLMI stockholders,10% per annum                                     87,500
                                                                                                -----------
                                        Total  goodwill                                            207,500
                                                                                                ===========
               Note payable to stockholder of QA for reimbursement of expenses                     300,000
               is recorded as general and administrative expenses since QA is an entity within the Group of the acquiring companies. Assets and liabilities in the Group should not be re-valued. The merger and reorganization of the


               Group is accounted for in the manner similar to pooling of interest since all entities in the Group are treated as under common control and are as part of an integrated planned transaction.


NOTE B Outstanding payable as of June 30, 1999 was subsequently paid off or converted to equity as follows:

              Stockholders of CLMI contributed capital of $57,750                                             $ 57,750
              to pay off outstanding payable
              Conversion of notes payable to stockholders to equity                                              80,000
                                                                                                -----------------------
                           Total contribution to equity                                                      $ 137,750
                                                                                                =======================

NOTE C Accrued interest on Notes payable as described in Note A and computed as follows:

                                                    Stockholders of the company
                                                        CLMI            QA                 Total
              Notes Payable- principal                    87,500         300,000          387,500

              Interest rate                                   10%             10%              10%

              Interest expense per month                 $   729        $  2,500         $  3,229

              Interest expense for 6 months              $ 4,375        $ 15,000         $ 19,375

              Interest expense for 12 months             $ 8,750        $ 30,000         $ 38,750

NOTE D In August 1999, majority of the preferred shareholders of a Pillar West converted the outstanding preferred shares to common stock. The company expects all preferred stock will be converted to common stock by December 31, 1999. The conversion rate is 2.29 shares of common shares for one share of preferred stock.

NOTE E Represents the amortization of goodwill and depreciation on assets purchased from ZOI-DE and computed as follows:
              For period ended

                                                                                   June 30, 1999      December 31, 1998
                        (1) Goodwill                                                  $ 207,500              $ 207,500
                                                                               ========================================

                           Amortization:                                           6 months           12 months
                           Life:        5 years or 60 months                          60
                           Method:      Straight line                                 SL

                           Monthly amortization                                 $        3,458                  6458
                           Number of months                                                  6                    12
                                                                               ----------------------------------------

                                                                                $       20,750         $      41,500
                                                                               ========================================


                        (2) Net fixed assets purchased from ZOI-DE              $      829,284         $     829,284

                           Depreciation
                           Life         3years                                     6 months           12 months
                           Method       Straight line

                           Monthly depreciation                                         23,000                 23,000
                           Number of months                                                  6                     12
                                                                               ----------------------------------------
                                                                                $      138,000         $      276,000
                                                                               ========================================

                           Total amortization and depreciation                  $      158,750         $      317,500
                                                                               ========================================

NOTE F Reclassified accounts receivable from stockholders to contra account to stockholders equity is due to the fact that the collection of the accounts receivable is contingent upon receipt of proceeds from future funding of capital for the company.

ZEROS & ONES, INC. AND SUBSIDARIES
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - JUNE 30, 1999



                                                -------------------------------------------------------------------------
                                                 DVE        PW           EKO      PRC        QA    ZOI - DE(1)    KV
                                                -------------------------------------------------------------------------
                     ASSETS
Current assets:
               Cash                             $   -    $    1,837  $   1,000     -     $ 10,716  $  337,709  $     750
               Accounts receivable-stockholder      -           -          -       -         -        292,300
               Prepaid expenses                     -           -          -       -          362
                                                -------------------------------------------------------------------------
                 Total current assets               -         1,837      1,000     -       11,078     630,009        750
                                                -------------------------------------------------------------------------

Property and equipment                           10,880       8,090                -       24,284     829,284       -
               Accumulated depreciation            (836)        -                  -       (8,538)                  -
                                                -------------------------------------------------------------------------
                                                 10,044       8,090        -       -       15,746     829,284       -
                                                -------------------------------------------------------------------------
Other assets                                                  2,900        500    1,000       988                  1,000
Goodwill, net                                       -           -          -       -         -           -          -
                                                -------------------------------------------------------------------------
                                                $10,044  $   12,827  $   1,500  $ 1,000  $ 27,812  $1,459,293  $   1,750
                                                =========================================================================


    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
               Accounts payable and accrued
                 expenses                                $      -    $     -       -     $ 11,623  $    5,459  $    -
               Bank line of credit                              -          -       -        8,924                   -
               Notes payable, related parties                28,500        -       -       80,000                   -

               Current portion of obligations
                   under capital leases                         -          -       -        5,087                   -
                                                                                                                    -
                                                -------------------------------------------------------------------------
                 Total current liabilities          -        28,500        -       -      105,634       5,459       -
                                                -------------------------------------------------------------------------

Obligations under capitalized leases, less
  current maturities                                            -          -       -        5,066                   -

Stockholders' equity:
               Preferred stock                      -     4,233,152        -                 -                      -
               Common stock                                  31,500               1,000                          177,478
               Contributed capital                  -           -      256,682     -       13,740   1,453,834       -
               Less: receivable from
                 stockholder
               Retained earnings (Accumulated
                 deficit)                        10,044  (4,280,305)  (255,182)    -      (96,628)              (175,728)
                                                -------------------------------------------------------------------------
                 Total stockholders' equity      10,044     (15,673)     1,500    1,000   (82,888)  1,453,834      1,750
                                                -------------------------------------------------------------------------
                                                $10,044  $   12,827  $   1,500  $ 1,000  $ 27,812  $1,459,293  $   1,750
                                                =========================================================================


                                                    Total of               Combined            Pro forma adjustments
                                                ------------------------ ---------------------------------------------------------
                                                    Group        CLMI    All entities     A          B        C          D
                                                ------------------------ ---------------------------------------------------------
                     ASSETS
Current assets:
               Cash                              $   352,012  $    -     $   352,012
               Accounts receivable-stockholder       292,300       -         292,300
               Prepaid expenses                          362       -             362
                                                ------------------------ -----------
                 Total current assets                644,674       -         644,674
                                                ------------------------ -----------
                                                                                   -
Property and equipment                               872,538       -         872,538
               Accumulated depreciation               (9,374)      -          (9,374)
                                                ------------------------ -----------
                                                     863,164       -         863,164
                                                ------------------------ -----------
Other assets                                           6,388                   6,388
Goodwill, net                                           -                          -    207,500
                                                ------------------------ ---------------------------------------------------------
                                                 $ 1,514,226  $    -     $ 1,514,226  $ 207,500  $    -     $  -
                                                ======================== =========================================================


    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
               Accounts payable and accrued
                 expenses                        $    17,082  $    -     $    17,082
               Bank line of credit                     8,924       -           8,924
               Notes payable, related parties        108,500     57,750      166,250     87,500   (137,750)
                                                                                        300,000

               Current portion of obligations
                   under capital leases                5,087       -           5,087
                                                                                   -
                                                ------------------------ -----------
                 Total current liabilities           139,595     57,750      197,343
                                                ------------------------ -----------
                                                        -                          -
Obligations under capitalized leases, less
  current maturities                                   5,066       -           5,066

Stockholders' equity:
               Preferred stock                     4,233,132       -       4,233,132                                  (3,930,436)
               Common stock                          209,978    255,013      464,991   (255,013)                       3,930,436
               Contributed capital                 1,724,256    572,506    2,296,762   (630,256)   137,750
               Less: receivable from
                 stockholder
               Retained earnings (Accumulated
                 deficit)                         (4,797,799)  (885,269)  (5,683,068)   885,269
                                                                                        120,000
                                                                                       (300,000)
                                                ------------------------ -----------
                 Total stockholders' equity        1,369,567    (57,750)   1,311,817
                                                ------------------------ ---------------------------------------------------------
                                                 $ 1,514,226  $    -     $ 1,514,226    207,500  $    -     $    -          -
                                                ======================== =========================================================


                                                                     Pro forma
                                                -------------- -------------------------
                                                       F             Consolidated
                                                -------------- -------------------------
                     ASSETS
Current assets:
               Cash                                                   $ 352,012
               Accounts receivable-stockholder     (292,300)               -
               Prepaid expenses                                             362
                                                               -------------------------
                 Total current assets                                   352,374
                                                               -------------------------
Property and equipment                                                  872,538
               Accumulated depreciation                                  (9,374)
                                                               -------------------------
                                                                        863,164
                                                               -------------------------
Other assets                                                              6,388
Goodwill, net                                                           207,500
                                                -------------- -------------------------
                                                  $(292,300)        $ 1,429,426
                                                ============== =========================


    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
               Accounts payable and accrued
                 expenses                                           $    17,082
               Bank line of credit                                        8,924
               Notes payable, related parties                           416,000


               Current portion of obligations
                   under capital leases                                   5,087
                                                                           -                             -
                                                               -------------------------
                 Total current liabilities                              447,093
                                                               -------------------------

Obligations under capitalized leases, less
  current maturities                                                      5,066

Stockholders' equity:
               Preferred stock                                          302,696
               Common stock                                           4,140,414
               Contributed capital                                    1,804,256
               Less: receivable from
                 stockholder                       (292,300)           (292,300)
               Retained earnings (Accumulated
                 deficit)                                            (4,977,799)


                                                               -------------------------
                 Total stockholders' equity                             977,267
                                                -------------- -------------------------
                                                   (292,300)        $ 1,429,426
                                                ============== =========================

(1) CLMI acquired 100% of net assets from ZOI-DE at fair market value.

See accompanying notes to pro forma financial statements.

ZEROS & ONES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999

                     --------------------------------------------------------------------
                        DVE           PW           EKO        PRC     QA      ZOI - DE(1)
                     ---------------------------------------------------------------------
Revenues               $ 69,990    $      -     $       -      -   $ 61,091      $ -

Cost of Sales                 -                         -      -    145,901        -
                     --------------------------------------------------------------------

Gross profit             69,990                         -           (84,810)       -

Operating and
  administrative          3,300     537,371       175,082      -          -        -



                     --------------------------------------------------------------------

 Net income (loss)     $ 66,690   $(537,371)   $ (175,082)   $ -   $(84,810)     $ -
                     ====================================================================

Net earnings per share
Average shares outstanding

                                                                             Pro Forma
                                Total of                   Combined         adjustments      Pro Forma
                    ----------------------------------  --------------   ---------------  ---------------
                         KV        Group       CLMI      All entities    Amount    Ref      Consolidated
                    ----------------------------------  --------------------------------  ---------------

Revenues            $       -    $ 131,081   $      -     $ 131,081    $      -             $   131,081

Cost of Sales               -      145,921     23,200       169,101           -                 169,101
                    ---------------------------------  ------------------------           -------------
Gross profit                -      (14,820)   (23,200)      (38,020)          -                 (38,020)

Operating and
  administrative       21,568      737,321          -       737,321    (120,000)A             1,095,446
                                         -                        -     300,000 A
                                                                         19,375 C
                                                                        158,750 D
                    -----------------------------------------------------------
                                                                                           ==============
 Net income (loss)  $ (21,568)  $ (406,849)  $(23,200)   $ (775,341)  $ 358,125             $(1,133,466)
                    ==================================  ========================           =============
Net earnings per share                                                                      $     (0.25)
Average shares outstanding                                                                    4,564,741


(1) CLMI purchased assets from ZOI-DE as of June 30, 1999 and therfore, proforma statements of operations are not applicable to this entity.

See accompanying notes to pro forma financial statements.

ZEROS & ONES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998


                                   -------------------------------------------------------------------------------------
                                       DVE            PW             EKO          PRC           QA        ZOI - DE(1)
                                   -------------------------------------------------------------------------------------
Revenues                               $ 67,500        $ 62,447     $       -       -          $ 297,166    $ -

Cost of Sales                                 -               -             -       -                  -      -
                                   -------------------------------------------------------------------------------------

Gross profit                             67,500          62,447             -       -            297,166      -

Operating and administrative             17,109         341,818        58,100       -            191,244      -



                                   -------------------------------------------------------------------------------------

 Net income (loss)                     $ 50,391      $ (279,371)    $ (58,100)      -          $ 105,922    $ -
                                   =====================================================================================

Net earnings per share
Average shares outstanding

                                      Total of                           Combined     Pro Forma Adjustments           Pro Forma
                        --------------------------------------   -------------------------------------------    ------------------
                              KV          Group          CLMI          All entities       Amount         Ref       Consolidated
                        --------------------------------------   -------------------------------------------    ------------------
Revenues                $   19,631     $ 446,744    $       -         $ 446,744       $       -                       $   446,744

Cost of Sales                    -             -            -                 -               -                                 -
                        --------------------------------------   -------------------------------                ------------------
Gross profit                19,631       446,744            -           446,744               -                           446,744

Operating and
  administrative           173,791       782,062      234,201         1,016,263         120,000  A                      1,792,513
                                               -                              -         300,000  A
                                                                                         38,750  C
                                               -                              -         317,500  E
                        --------------------------------------   -------------------------------                ------------------
 Net income (loss)      $ (154,160)    $(335,318)   $(234,201)        $(569,519)      $ 776,250                       $(1,345,769)
                        ======================================   ---------------================                ==================
Net earnings per share                                                                                                $     (0.16)
Average shares outstanding                                                                                              8,173,804


(1) CLMI purchased assets from ZOI-DE as of June 30, 1999, and therefore, proforma statements of operations is not applicable to this entity.


See accompanying notes to pro forma financial statements.